AMERICAS ING FUNDS
ING GLOBAL/INTERNATIONAL MUTUAL FUNDS
ANNUAL REPORT/OCTOBER 31, 2000

[GRAPHIC OF WORLD]

[ING FUNDS LOGO]

TABLE OF CONTENTS
FUND INFORMATION AT YOUR FINGERTIPS

WE ARE PLEASED TO PROVIDE THIS DETAILED REVIEW OF ING MUTUAL FUNDS FOR THE PERIOD THAT ENDED OCTOBER 31, 2000. TO HELP ANALYZE YOUR FUND, WE HAVE BROKEN DOWN THE REPORT INTO A NUMBER OF EASY-TO-FOLLOW SECTIONS. LISTED BELOW IS A TABLE OF CONTENTS AND DESCRIPTION OF EACH SECTION.

PAGES 3 - 9 FUND SUMMARIES

A summary of the Funds' performance record and portfolio composition, and an interview with the Fund's portfolio manager or managers.

PAGES 12 - 20 SCHEDULES OF INVESTMENTS

A complete listing of the securities in the Funds' portfolio as of October 31, 2000. This section also includes the number of shares or principal amount, and market value as of the end of the reporting period.

                                                                       SCHEDULE OF
  FUND NAME                                    FUND SUMMARY            INVESTMENTS
  ING Emerging Markets Equity Fund             Page 3                  Page 12
  ING Global Communications Fund               Page 4                  Page 14
  ING Global Information Technology Fund       Page 5                  Page 15
  ING European Equity Fund                     Page 6                  Page 16
  ING International Equity Fund                Page 7                  Page 17
  ING Global Brand Names Fund                  Page 8                  Page 19
  ING International Bond Fund                  Page 9                  Page 20

PAGES 22 - 25 FINANCIAL HIGHLIGHTS
A description of the factors that affected a Fund's net asset value (NAV) during the reporting period. In addition to providing total returns, this section reports asset sizes, distributions, expense ratios and portfolio turnover rates (when applicable).

PAGE 26 STATEMENTS OF ASSETS & LIABILITIES
A complete "balance sheet" as of the end of the reporting period. It includes the Funds' NAV, which is calculated by dividing its net assets (assets minus liabilities) by its number of shares outstanding.

PAGE 27 STATEMENTS OF OPERATIONS
A listing of a Fund's investment income, expenses and gains or losses on securities, as well as appreciation or depreciation from portfolio holdings.

PAGE 28 - 29 STATEMENTS OF CHANGES IN NET ASSETS
A reporting of the increase or decrease in a Fund's net assets during the reporting period. Changes in net assets could occur for a variety of reasons, including investment operations, dividends, distributions or capital share transactions.

PAGES 30 - 37 NOTES TO FINANCIAL STATEMENTS
A description of the significant accounting policies of the Funds, and more detailed information about the schedules and tables that appear in the report.

INSIDE BACK COVER FUND FAMILY OVERVIEW
A brief summary of the ING Funds, including objectives and primary portfolios.

SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE
NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING Funds are distributed by ING Funds Distributor, Inc. and ING Pilgrim Securities, Inc. through a sub-distribution agreement. Member NASD.

[PHOTO OF ROBERT W. STALLINGS]

ROBERT W. STALLINGS
President & CEO
ING Funds Trust

"We continue to believe it's imperative to take a long-term investment approach and to maintain a broadly diversified portfolio."

A LETTER FROM THE PRESIDENT

DEAR FELLOW SHAREHOLDERS,

We are pleased to present the latest ING Funds Annual Shareholder Report, covering the one-year period ended October 31, 2000. We include a review of the financial markets, followed by detailed information about your fund's investment.

A VOLATILE STOCK MARKET During the one-year reporting period, the S&P 500 Index produced a 6.09% return, while the Nasdaq composite rose 13.59% and the MSCI EAFE Index fell 2.66%.

    The period began on a positive note for U.S. equities. The bull market continued through February, with the majority of the gains produced by large-cap growth and technology-related stocks. In March, however, the markets experienced a widely anticipated correction. Continued strong economic growth, inflationary pressures and rising interest rates drove the decline. While other types of stocks were dragged down, technology issues experienced the brunt of the fall. Within a few weeks the technology-heavy Nasdaq composite had fallen 37% from its peak.

    The equity markets then abruptly changed course for a brief period during the summer. Investors were encouraged that signs of moderating economic growth would result in an end to interest rate hikes by the Federal Reserve. However, market sentiment shifted yet again, as uncertainty arose regarding the state of corporate profits in the face of an economic slowdown and high energy prices. All told, by the end of the reporting period the Standard & Poor's 500 and the Nasdaq were down 7% and 46%, respectively, from their March 2000 peaks.

    The overseas equity markets were not immune from the market's gyrations. Once again, the technology sector was the most volatile area. By the end of the reporting period, most developed markets in Europe, Japan and Asia, as well as many emerging equity markets, registered negative returns.

A MIXED BOND MARKET During the reporting period the bond market, as measured by the Lehman Brothers Aggregate Bond Index, generated a 7.30% return. Early in the reporting period most sectors of the U.S. bond faltered, due to rising interest rates. However, when the Federal Reserve moved to a more accommodating monetary policy, the U.S. fixed income market subsequently rebounded. One noteworthy exception was the performance of high yield bonds. Rising default rates, falling demand and slower economic growth caused these issues to perform poorly during the period.

LOOKING AHEAD As we look ahead, it's entirely possible that the gyrations we're experiencing in the financial markets could continue. Uncertainty surrounding the direction of the economy, corporate profits and inflation could unsettle investors in the coming months. As such, we continue to believe it is imperative to take a long-term investment approach and to maintain a broadly diversified portfolio.

NEW PARTNERSHIP On September 1, ING purchased ReliaStar Financial Corp., the indirect parent company of Pilgrim Capital Corp., now ING Pilgrim Capital Corporation. ING Pilgrim is the new umbrella sales and marketing name for the Pilgrim and ING fund families, with approximately one million shareholders. We are happy to bring together the global financial services power of ING with the disciplined investment experience of Pilgrim Funds and ING Funds. The new organization will strive to provide unparalleled global asset management expertise to investors and investment professionals.

    I would like to thank you for your ING Funds investment, and look forward to serving your needs in the future.

Sincerely,

/s/ Robert W. Stallings

Robert W. Stallings,
President & CEO
November 17, 2000


ING Global / International Mutual Funds Annual Report / October 31, 2000       1

ING FUNDS PERFORMANCE SUMMARY
DATA AS OF OCTOBER 31, 2000

                                                                                         CUMULATIVE TOTAL RETURN W/SALES CHARGE(3)
                                SHARE    INCEPTION                           NEWSPAPER   -----------------------------------------
                                CLASS    DATE         QUOTRON    CUSIP       LISTING       YTD          1-YEAR       INCEPTION
                                -----    ----         -------    -----       -------       ---          ------       ---------
 GLOBAL/INTERNATIONAL FUNDS(1)
 ING EMERGING MARKETS             A      03/01/00     n/a        45683U367   n/a              n/a          n/a       -36.10%
 EQUITY FUND                      B      03/01/00     n/a        45683U359   n/a              n/a          n/a       -35.88
                                  C      03/01/00     n/a        45683U342   n/a              n/a          n/a       -33.27
                                  X(2)   03/01/00     n/a        45683U334   n/a              n/a          n/a       -35.88
 ING GLOBAL                       A      03/01/00     IGCAX      45683V662   GlCommA          n/a          n/a       -31.20
 COMMUNICATIONS FUND              B      03/01/00     IGCBX      45683V670   GlCommB          n/a          n/a       -30.94
                                  C      03/01/00     n/a        45683V688   n/a              n/a          n/a       -27.93
                                  X(2)   03/01/00     n/a        45683V654   n/a              n/a          n/a       -30.84
 ING GLOBAL INFORMATION           A      12/15/98     IITAX      45683U185   GlInTchA       -5.44%       49.49%      159.81
 TECHNOLOGY FUND                  B      12/15/98     INTBX      45683U177   GlInTchB       -5.18        52.82       168.71
                                  C      12/15/98     IITCX      45683U169   GlInTchC       -1.15        56.77       172.62
                                  X(2)   01/11/99     n/a        45683U151   n/a            -5.07        52.73       115.58
 ING EUROPEAN                     A      12/15/98     IEEAX      45683U326   EuroEqA       -15.31        -3.01         6.22
 EQUITY FUND                      B      12/15/98     n/a        45683U318   n/a           -15.18        -2.83         7.23
                                  C      12/15/98     n/a        45683U292   n/a           -11.95         0.77        10.81
                                  X(2)   01/15/99     n/a        45683U284   n/a           -15.09        -2.71         1.76
 ING INTERNATIONAL                A      12/15/98     IIEAX      45683U417   IntlEqA       -25.53        -9.92         6.47
 EQUITY FUND                      B      12/15/98     n/a        45683U391   n/a           -25.30        -9.69         7.54
                                  C      12/15/98     n/a        45683U383   n/a           -22.25        -6.10        11.49
                                  X(2)   02/16/99     n/a        45683U375   n/a           -25.19        -9.46         5.21
 ING GLOBAL                       A      12/15/98     IGBAX      45683U458   GlBrNmA       -13.76        -1.25        14.29
 BRAND NAMES FUND                 B      12/15/98     n/a        45683U441   n/a           -13.56        -0.87        15.75
                                  C      12/15/98     n/a        45683U433   n/a            -9.91         3.13        19.85
                                  X(2)   01/14/99     n/a        45683U425   n/a           -13.48        -0.96         7.39
 ING INTERNATIONAL                A      12/15/98     IBFAX      45683U797   IntlBdA        -9.53       -12.08       -21.00
 BOND FUND                        B      12/15/98     n/a        45683U789   n/a           -10.33       -12.88       -21.35
                                  C      12/15/98     n/a        45683U771   n/a            -6.60        -9.26       -18.07
                                  X(2)   01/11/99     n/a        45683U763   n/a           -10.32       -12.87       -20.41

Past performance is historical and cannot guarantee future results. Because of ongoing market volatility, each Fund's performance may be subject to substantial short-term changes.

THESE AND OTHER RISKS ARE MORE FULLY DESCRIBED IN THE CURRENT FUND PROSPECTUS.

1. Foreign investing, particularly emerging markets, involve special risks considerations including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards. 2. Class X shares are offered to qualified investors (including, but not limited to IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans). Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor. 3. Cumulative total return (not annualized). Fund returns include change in share value and reinvestment of distributions. Class A shares are subject to a maximum initial sales charge of 5.75% (Stock Funds); and 4.75% (Bond Funds). Class B and Class X shares are subject to a maximum contingent deferred sales charge of 5% (1-year) and 4% (inception); Class C shares are subject to a maximum CDSC of 1% (1-year). For the Funds that are in operations for less than one year, the CDSC for Class B and X shares are 5% and for Class C shares is 1%.

2   ING Global / International Mutual Funds Annual Report / October 31, 2000

DATA AS OF 10/31/00

ING EMERGING MARKETS EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL

TOP FIVE COUNTRIES(1)
Taiwan                     12.8%
Brazil                     11.7
Mexico                     11.6
South Korea                 9.2
South Africa                7.5

TOP FIVE INDUSTRIES(1)
Oil Companies: Integrated   9.4%
Telephone: Integrated       9.3
Cellular Telecommunication  6.1
Semicon. Compo: Integrated  6.0
Commercial Bank: Non US     5.6

TOP TEN HOLDINGS(1)
    Taiwan Semiconductor Mfg. ADR             4.9%
    China Mobile (Hong Kong) Ltd.             4.5
    India Fund Inc.                           4.1
    Samsung Electronics                       3.4
    Petroleo Brasileiro S.A. ADR              3.3
    Check Point Software Technologies Ltd.    3.2
    Telefonos de Mexico SA ADR                3.0
    China Steel Corp. ADR                     2.2
    OAO Lukoil Holding ADR                    2.1
    Wal-Mart de Mexico                        2.0

GROWTH OF A $10,000 INVESTMENT
ING Emerging Markets Equity Fund vs.
MSCI Emerging Market Free Index: 3/1/00 - 10/31/00

                                  [LINE GRAPH]

                                                                   MSCI Emerging
   Class A shares      Class B shares      Class C shares          Market Free Index
   9425.07              10000               10000                    10000
   9019.79               9560                9560                    10033
   8020.74               8510                8500                  9067.83
   7606.03               8060                8060                  8673.37
   8143.26               8630                8620                  8950.92
   7596.61               8040                8040                   8480.1
   7860.51               8320                8310                  8509.78
   6823.75               7220                7210                  7755.82
    6390.2             6412.5              6672.6                  7189.64

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5%; Class C shares has a maximum CDSC of 1%. Ending values include change in share value and reinvestment of distributions. The MSCIEmerging Market Free Index is unmanaged, and does not include any sales charges or expenses

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

CUMULATIVE TOTAL RETURN(2) (with sales charge)

               Class A shares   Class B shares   Class C shares  Class X shares
Inception      - 36.10%         - 35.88%         - 33.27%        - 35.88%

Inception date for the Fund is 3/1/00.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns (not annualized) include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

KATE MUNDAY
Portfolio Manager

OBJECTIVE
The Fund seeks to provide LONG-TERM CAPITAL APPRECIATION by investing in companies based or operating primarily in DEVELOPING ECONOMIES THROUGHOUT THE WORLD.

"...when sentiment changes we believe the initial rally is likely to be rapid and sharp."

SEE PAGE 12 FOR FINANCIAL DETAILS.

QUESTION:   How has the Fund performed since its inception in March 2000?

ANSWER: The timing of the Fund's inception proved unfortunate, as it occurred just ahead of a sharp global stock market correction.

QUESTION:   What caused this volatility across the financial markets?

ANSWER: Irrespective of the domestic fundamentals, emerging market equities have declined as liquidity has been withdrawn from the markets. On a market specific basis there have also been setbacks. In Korea, the much needed restructuring of the corporate sector has been disappointingly slow. Meanwhile, in Russia, impressive progress on the political and economic fronts has been overshadowed in the short term by corporate governance concerns.

QUESTION:   What investment strategies have benefited the Fund since its inception?

ANSWER: Our overweight positions in Latin America and China were positive for the Fund. In Latin America, we correctly focused our exposure in Brazil and Mexico. In both cases our analysis correctly predicted that better-than-expected economic data would result in higher earnings announcements. In China, the country is benefiting from a healthy economic recovery, excess liquidity and a commitment to reform.

QUESTION:   What strategies were less successful for the Fund?

ANSWER: The Fund's overweight position in Taiwanese technology stocks and our underweight in South Africa detracted from results. In Taiwan, we held high quality stocks such as Taiwan Semiconductor Manufacturing Co. and Hon Hai Precision. However, the market punished all technology sector as a single block.

                  In South Africa, we believed that the domestic economy
            continued to face a depressed growth outlook. As such, we underweighted it versus the benchmark. Contrary to our expectations, the market has performed well, as investors have regarded the market as a safe haven, given its limited exposure to the technology sector and a large captive domestic investor base.

QUESTION:   What is your outlook for the emerging equity markets?

ANSWER: Until much needed liquidity flows back into the asset class we would expect that volatility will remain. However, when sentiment changes we believe the initial rally is likely to be rapid and sharp. Given the difficulty of timing the change in sentiment we feel the prudent strategy is to maintain an exposure to emerging markets. This strategy is underpinned by our positive economic, political and corporate analysis.

[ING FUNDS GRAPHIC]
    ING Global / International Mutual Funds Annual Report / October 31, 2000   3

DATA AS OF 10/31/00

ING GLOBAL COMMUNICATIONS FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH OF CAPITAL

TOP FIVE INDUSTRIES(1)
Telecommunication Services         17.6%
Telecommunication Equipment        13.8
Cellular Telecommunications        13.6
Telecom. Equip.: Fiber Optics      12.0
Network Software                    5.9

TOP FIVE COUNTRIES(1)
United States              77.1%
United Kingdom              8.4
Netherlands                 3.3
Sweden                      2.7
Finland                     2.4

TOP TEN HOLDINGS(1)
    Micromuse Inc.                      5.6%
    Comverse Technology, Inc.           4.7
    Vodafone Group PLC                  4.7
    Amdocs Ltd.                         4.6
    Phone.com Inc.                      4.1
    Qwest Communications International  3.9
    CIENA Corp.                         3.9
    Convergys Corp.                     3.7
    Juniper Networks Inc.               3.2
    CSG Systems International, Inc.     3.1

GROWTH OF A $10,000 INVESTMENT
ING Global Communications Fund vs.
NASDAQ Telecom Index: 3/1/00 - 10/31/00

   Class A shares       Class B shares       Class C shares       NASDAQ Telecom Index
   9425.07              10000                10000                  10000
   8934.97               9470                 9480                9392.32
   7935.91               8410                 8420                   7587
    7144.2               7560                 7580                6430.74
   8586.24               9090                 9110                7418.39
   8143.26               8610                 8630                6827.52
   8633.36               9130                 9150                7084.57
   7879.36               8320                 8340                6219.11
    6880.3               6907                 7207                5317.43

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5%; Class C shares has a maximum CDSC of 1%. Ending values include change in share value and reinvestment of distributions. The NASDAQ Telecom Index is unmanaged, and does not include any sales charges or expenses

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE
ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

CUMULATIVE TOTAL RETURN(2) (with sales charge)

              Class A shares   Class B shares   Class C shares   Class X shares
Inception     - 31.20%         - 30.94%         - 27.93%         - 30.84%


Inception date for the Fund is 3/1/00. 1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns (not annualized) include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF DANIEL HAYES]

[PHOTO OF GUY UDING]

DANIEL HAYES
GUY UDING
Portfolio Managers

OBJECTIVE

The Fund seeks to provide LONG-TERM CAPITAL GROWTH through the investment in a diversified portfolio of companies engaged in COMMUNICATION PRODUCTS AND SERVICES.

"Growth opportunities abound, and with the severe market correction, valuations now appear reasonable."

SEE PAGE 14 FOR FINANCIAL DETAILS.

QUESTION:   How has the Fund performed since its inception at the beginning of
            March 2000?

ANSWER: The Fund was launched just as stock markets around the world were undergoing a severe correction. This was particularly true in the technology sector, where the Fund invests its assets. As a result, even though the Fund handily outperformed its benchmark, it generated poor short-term results.

QUESTION:   What are some of the strategies that helped the Fund during this difficult period?

ANSWER: Our outperformance versus the benchmark was achieved by heavily underweighting telecommunication service carriers, and maintaining an overweight position in infrastructure stocks. These included network equipment manufacturers, component suppliers and specialist software suppliers.

                  In addition, our substantial core weight in software stocks provided the Fund with a higher degree of stability during a long summer of high stock market volatility. These companies benefited as carriers spent more of their budgets on software solutions to improve the services they offer to their customers. Also, an early overweight in optical systems companies provided much of the upside performance for the Fund during the period.

QUESTION:   What were some of the areas that detracted from results?

ANSWER: The strategy for the year has been to try and exploit two very obvious disconnects in the communications sector. The strong stock performance in the infrastructure area was driven by an unprecedented capital expenditure by service providers, which in turn adversely affected their stock price. During the summer months we began to shift out of infrastructure stocks and into, what we perceived to be, oversold service providers. Unfortunately, the sell-off in service providers continued into the third quarter.

QUESTION:   What is your outlook for the global communications industry and the
            Fund?

ANSWER: We see many challenges in the coming months, that could ultimately result in many opportunities. In our opinion, bearish sentiment has reached extremely high levels, both in technology and in the telecommunications services providers. We do not share this sentiment, as capital expenditure in the service provider area is not going to go away. However, it could shift towards technology solutions that allow carriers to differentiate their service offerings at attractive prices for consumers. As such, we believe overall communications spending will increase as a proportion of GDP over the long term. In addition, growth opportunities abound, and with the severe market correction, valuations now appear reasonable.

                                                             [ING FUNDS GRAPHIC]
4   ING Global / International Mutual Funds Annual Report / October 31, 2000

DATA AS OF 10/31/00

ING GLOBAL INFORMATION TECHNOLOGY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

TOP FIVE COUNTRIES(1)
United States       86.7%
United Kingdom       4.0
Germany              2.7
Canada               2.3
Ireland              1.9

TOP FIVE INDUSTRIES(1)
Enterprise Software: Service       11.6%
Computers: Memory Devices           9.3
Internet Applications Software      7.8
Applications Software               7.6
Telecom. Equipment: Fiber Optics    6.6

TOP TEN HOLDINGS(1)
    i2 Technologies, Inc.               4.9%
    VERITAS Software Corp.              4.9
    EMC Corp.                           4.6
    BEA Systems, Inc.                   4.5
    Siebel Systems Inc.                 4.2
    Network Appliance, Inc.             4.2
    Sun Microsystems, Inc.              4.2
    CIENA Corp.                         3.9
    Brocade Communications Systems      3.1
    Software.com Inc.                   3.0

GROWTH OF A $10,000 INVESTMENT
ING Global Information Tech. Fund vs.
GS Tech. Industry Composite Index: 12/15/98 - 10/31/00

                                                            GS Technology Industry
Class A shares      Class B shares      Class C shares      Composite Index
 9425               10000               10000               10000
10782               11440               11440               11295
12234               12960               12970               13109
11320               11990               11990               11533
11583               12270               12270               12517
11376               12040               12040               12911
11301               11960               11960               12768
12790               13530               13520               14268
12762               13490               13480               14129
13421               14180               14180               14862
14505               15310               15310               15009
16381               17280               17280               15540
20160               21280               21260               18315
25894               27323               27303               21302
24683               26018               26009               19985
32716               34055               34036               23609
30461               32077               32078               24667
27982               29467               29458               22516
24674               25956               25957               20491
27592               29022               29012               22495
26645               28007               27997               21445
31408               33009               33000               24232
29095               30565               30556               20306
25981               26871               27262               18772

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The GS Technology Industry Composite Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

            Class A shares   Class B shares   Class C shares   Class X shares
1-Year      49.49%           52.82%           56.77%           52.73%
Inception   66.20            69.20            70.51            53.03

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF GUY UDING]

GUY UDING
Portfolio Management
Team Leader

OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of primarily global information technology stocks.

"..specifically two-thirds of the rise in U.S. productivity is related to IT.

SEE PAGE 15 FOR FINANCIAL DETAILS.

QUESTION:   How did the Fund perform during the reporting period?

ANSWER: The Fund continued to produce extraordinary results for shareholders. It also handily outperformed its benchmark, the Goldman Sachs Technology Index.

QUESTION:   How was the Fund positioned during the year?

ANSWER: We began the year by increasing our weighting in software and the Internet, and decreased it after the holiday season. Our weighting in Europe was significantly reduced because of valuations and the slowdown in new projects after Y2K concerns ended. The proceeds were then invested in the more liquid bellwether technology names. When the growth outlook and confirmation of the sustainability in growth of the storage sector increased, the weighting was significantly increased within this theme. At the end of the period some profits were locked in, and put again in the front office and supply chain software companies.

QUESTION:   Which strategies enhanced the Fund's performance?

ANSWER: Within the storage theme Network Appliance produced dramatic gains. Data under management within companies is growing in excess of 100% yearly, and Network Appliance develops systems that makes it possible to rapidly increase the storage without disrupting the computer environment. Within the software theme BEA Systems also rose sharply. BEA has benefited from the rapid adoption of the Internet by bricks and mortar companies.

QUESTION:   What areas detracted from results?

ANSWER: Component shortage was probably the most recurring issue during the reporting period. We added Micron to the Fund because we expected shortages in DRAM as well as an adoption of the Windows 2000 system, which requires more memory. However, PC growth was less than expected, and shortages didn't appear to be severe enough because PC vendors built up inventory to make sure they could meet demand.

QUESTION:   What is your outlook for the global IT market and the Fund?

ANSWER: IT is increasingly being used as a competitive weapon and a cost cutting tool. Recent research has estimated that specifically two-thirds of the rise in U.S. productivity is related to IT. In our opinion, the bull case for this technology sector rests on continuing affirmation that technology spending improves efficiency, which then boosts returns on capital. However, we expect volatility to remain high, as not all the companies are able to tap into new growth opportunities successfully. The underlying trends however within the technology sector remain very strong and we therefore remain confident on the long-term outlook.

[ING FUNDS GRAPHIC]
    ING Global / International Mutual Funds Annual Report / October 31, 2000   5

DATA AS OF 10/31/00

ING EUROPEAN EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

TOP FIVE COUNTRIES(1)
United Kingdom           31.1%
France                   14.9
Netherlands              12.9
Switzerland              11.0
Germany                  10.0

TOP FIVE INDUSTRIES(1)
Money Center Banks            13.5%
Medical: Drugs                 9.3
Oil Companies: Integrated      8.1
Telecommunication Equipment    7.8
Cellular Telecommunications    6.5

TOP TEN HOLDINGS(1)
    Vodafone Group PLC                  5.4%
    Royal Dutch Petroleum Co.           3.8
    Nokia Oyj                           3.3
    BP Amoco PLC                        2.6
    Telefonaktiebolaget LM Ericsson     2.3
    Roche Holding AG                    2.0
    HSBC Holdings PLC                   1.9
    Nestle SA - Registered Shares       1.8
    Fortis (NL) NV                      1.8
    Novartis AG - Registered Shares     1.6

GROWTH OF A $10,000 INVESTMENT
ING European Equity Fund vs.
FT Europe Index: 12/15/98 - 10/31/00


                    [LINE GRAPH]


Class A shares      Class B shares      Class C shares      FT Europe Index
$ 9425              $10000              $10000              $10000
  9972               10570               10570               10652
  9962               10560               10560               10578
  9680               10250               10250               10338
  9812               10390               10390               10492
 10075               10670               10670               10864
  9566               10120               10110               10326
  9840               10400               10400               10515
  9991               10560               10560               10655
 10151               10720               10720               10772
  9943               10490               10490               10691
 10320               10890               10890               11022
 10613               11190               11190               11296
 11825               12459               12460               12369
 10894               11473               11472               11446
 11515               12120               12090               11862
 11786               12397               12347               12162
 11272               11842               11802               11661
 11292               11863               11822               11602
 11447               12017               11976               11882
 11457               12017               11976               11754
 11340               11884               11843               11698
 10787               11308               11267               11176
 10622               10723               11081               11082

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The FT Europe Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

              Class A shares   Class B shares   Class C shares   Class X shares
1-Year        -3.01%           -2.83%           0.77%            -2.71%
Inception      3.27             3.79            5.62              0.98

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/15/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF ADRIAN VAN TIGGELEN]

ADRIAN VAN TIGGELEN
Portfolio Management
Team Leader

OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of primarily European companies.

"MANY OF OUR TECHNOLOGY STOCKS PROFITED FROM THE STRONG GROWTH IN MOBILE AND BROADBAND TELECOMMUNICATIONS."

SEE PAGE 16 FOR FINANCIAL DETAILS.

QUESTION:   How did the Fund perform during the 12-month reporting period?

ANSWER: European markets rose a healthy 25% during the period under review. However, this gain was almost entirely eaten away by the strong rise of the dollar against the European currencies. The Fund generated satisfactory results and outperformed its benchmark, despite fast and furious sector rotations.

QUESTION:   How did the Fund's portfolio positioning change during the year?

ANSWER: The expected slowdown in economic growth in 2001 has caused us to reduce the cyclical exposure of the Fund. We reduced the weight of basic industries, general industrials and cyclical services in favor of more defensive sectors, including food producers, financials and utilities.

QUESTION:   What strategies aided the Fund's performance?

ANSWER: Our overweight in the technology sector -- in particular our holdings in Alcatel, CMG, Reuters and STMicroelectronics -- all contributed significantly. Many of our technology stocks profited from the strong growth in mobile and broadband telecommunications. Our underweight in basic industries, such as steel, building materials, chemicals and other cyclical sectors was also beneficial. These sectors underperformed, mainly because the expected slowdown in economic growth in 2001 has hurt earnings forecasts.

QUESTION:   What strategies detracted from the Fund's performance?

ANSWER: We were underweight the strong performing media sector because of valuation reasons. We believe the implied growth of these stocks is too high to accomplish. In addition, we did not have a direct exposure to the tobacco industry. Tobacco shares outperformed, as the threat of massive payments in tobacco litigation diminished.

QUESTION:   What is your outlook for the European equity markets going forward?

ANSWER: We expect European equities to end the year on a positive note. Valuations have corrected to a fair range, and earnings growth for this year should be strong and next year should be reasonable. Within the market, technology could rebound after the decline in October, but we do not expect strong indiscriminate gains, as profit warnings in the U.S. may become another minefield in this sector. We feel financials should keep outperforming, as the end of the tightening cycle appears close and the soft landing scenario remains feasible. For 2001, the continuation of news supporting a soft landing will be necessary to generate positive returns in equity investments.

                                                                [ING FUNDS LOGO]
6   ING Global / International Mutual Funds Annual Report / October 31, 2000

DATA AS OF 10/31/00

ING INTERNATIONAL EQUITY FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

TOP FIVE COUNTRIES(1)
Japan                    20.1%
United Kingdom           17.4
France                    8.0
Switzerland               7.4
Netherlands               5.9

REGIONAL BREAKDOWN(1)
Europe                     56.7%
Pacific Rim                31.3
North America               9.1
South America               2.1
Africa                      0.8

TOP TEN HOLDINGS(1)
    Royal Dutch Petroleum Co.           2.7%
    Vodafone Group PLC                  2.6
    HSBC Holdings PLC                   2.5
    Matsushita Electric Industrial Co.  2.4
    Hutchison Whampoa Ltd.              2.4
    BP Amoco PLC                        2.2
    Novartis AG - Registered Shares     2.2
    Nokia Oyj                           2.2
    Shire Pharmaceuticals Group PLC     2.1
    Logica PLC                          2.1

GROWTH OF A $10,000 INVESTMENT
ING International Equity Fund vs.
MSCI EAFE Index: 12/15/98 - 10/31/00

           [LINE GRAPH]

Class A shares      Class B shares      Class C shares      MSCI EAFE INDEX
$ 9425              $10000              $10000              $10000
  9604               10190               10190               10522
  9849               10450               10440               10493
  9670               10250               10240               10246
 10094               10690               10680               10676
 10556               11180               11170               11110
 10075               10660               10650               10540
 10547               11150               11150               10954
 10905               11520               11520               11282
 10877               11490               11480               11326
 10716               11320               11320               11443
 11140               11760               11760               11874
 11894               12540               12540               12290
 13471               13151               14196               13395
 12576               14186               13253               12545
 13334               13234               14028               12885
 13304               14039               13986               13388
 12330               12973               12960               12686
 11857               12461               12447               12379
 12271               12889               12877               12866
 11739               12325               12322               12329
 11848               12429               12416               12439
 11100               11645               11631               11836
 10647               10754               11149               11559

Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The MSCI EAFE Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

               Class A shares   Class B shares   Class C shares   Class I Shares   Class X shares
1-Year         -9.92%           -9.69%           -6.10%           -3.88%           -9.46%
Inception       3.40             3.95             5.97             0.57             3.02

Inception dates: Class A, B, and C shares is 12/15/98; Class I shares is 9/27/99; Class X shares is 2/16/99. 1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF JAMES P. WILLIAMS]
[PHOTO OF HAYES MILLER]

JAMES P. WILLIAMS
HAYES MILLER
Portfolio Managers

OBJECTIVE
GROWTH OF CAPITAL through investment in a diversified portfolio of stocks in markets generally outside of the United States.

"ON A COUNTRY-SPECIFIC STANDPOINT, WE'RE TURNING MORE POSITIVE ABOUT THE PROSPECTS IN THE UK..."

SEE PAGE 17 FOR FINANCIAL DETAILS.

QUESTION:   How did the Fund perform during the reporting period?

ANSWER: After a strong start, the Fund underperformed its benchmark, the MSCI EAFE Index.

QUESTION:   What were some of the major factors behind the Fund's returns?

ANSWER: In the fourth quarter we were rewarded for our exposure to technology, telecoms, media, and the emerging markets. Since that time, we have seen a significant rotation away from the growth sectors in most markets, and our stock selection bias to financials and healthcare, the so-called 'defensive growth' segments, have not fared as well as we anticipated.

QUESTION:   What investment strategies have benefited Fund performance?

ANSWER: Our underweight in Japan was the single most important positive contributor. We felt that the country's rally in 1999 was a "false start" on reform, and that economic projections were optimistic. The market's lackluster results have been proof that this was the case. On a stock selection basis we held several winning issues. One such example was Russian holding Surgutneftegaz, a natural exploration and delivery firm. The cheapness of the stock, combined with firming of gas prices and increased political stability has led to strong results.

QUESTION:   Were there investment strategies that did not meet your
            expectations?

ANSWER: We maintained overweight positions in both Hong Kong and Singapore on the basis that global growth would, at worst, land softly. Unfortunately, the focus on rising interest rates in the U.S. has compounded fears in Asia and emerging markets. As a result, neither country has rallied, despite solid economic growth and attractive valuations. In addition, our European stocks, particularly in France and Italy, have not done well in the recent environment. The telecoms, in particular, have underperformed on worries about the cost of future infrastructure build out.

QUESTION:   What is your outlook for international equities?

ANSWER: We are currently somewhat more optimistic than much of Wall Street, as we have a more dynamic view of growth. We believe the long-term prospects for technology remains strong. In addition, the spread of globalization in capital flows, labor usage, and output will continue to progress. The more efficient allocation and pricing of credit by capital markets remains a dynamic factor, which in the longer run is likely to favor new economy sectors and companies, over old. On a country-specific standpoint, we're turning more positive about the prospects in the UK, based on two possibilities -- either a modest growth surprise or that short term interest rates could be cut.

[ING FUNDS LOGO]
    ING Global / International Mutual Funds Annual Report / October 31, 2000   7

DATA AS OF 10/31/00


ING GLOBAL BRAND NAMES FUND
FOR INVESTORS SEEKING LONG-TERM GROWTH

TOP FIVE COUNTRIES(1)
United States                64.0%
----------------------------------
Netherlands                  10.5
----------------------------------
Japan                         7.0
----------------------------------
France                        6.7
----------------------------------
Finland                       2.9

TOP FIVE INDUSTRIES(1)
Cosmetics & Toiletries       11.9%
----------------------------------
Beverages: Non-alcoholic      7.8
----------------------------------
Multimedia                    7.7
----------------------------------
Brewery                       7.3
----------------------------------
Auto-Cars: Light Trucks       6.7

TOP TEN HOLDINGS(1)
Microsoft Corp.               6.2%
----------------------------------
Heineken NV                   5.1
----------------------------------
Intel Corp.                   5.0
----------------------------------
Time Warner Inc.              4.9
----------------------------------
The Coca-Cola Co.             4.8
----------------------------------
L'Oreal SA                    4.5
----------------------------------
McDonald's Corp.              4.3
----------------------------------
American Express Co.          3.4
----------------------------------
Johnson & Johnson             3.4
----------------------------------
Colgate-Palmolive Co.         3.3

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

             Class A shares   Class B shares    Class C shares    Class X shares
1-Year          - 1.25%          - 0.87%             3.13%           - 0.96%
--------------------------------------------------------------------------------
Inception         7.38             8.11             10.13              4.05

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/14/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.


GROWTH OF A $10,000 INVESTMENT

ING Global Brand Names Fund vs.
MSCI World Index: 12/15/98 - 10/31/00

[LINE GRAPHIC OMITTED]

Class A      Class B       Class C      GS Technology Industry
 shares       shares        shares          Composite Index
 ------       ------        ------          ---------------
  9,425       10,000        10,000              10,000
 10,028       10,640        10,640              10,647
 10,547       11,180        11,180              10,881
 10,075       10,680        10,680              10,593
 10,509       11,130        11,130              11,036
 10,396       11,000        11,000              11,473
 10,123       10,710        10,710              11,055
 10,613       11,230        11,230              11,572
 10,631       11,240        11,250              11,539
 10,669       11,270        11,280              11,520
 10,217       10,790        10,790              11,410
 10,905       11,500        11,510              12,004
 11,244       11,860        11,870              12,344
 12,489       13,252        13,170              13,345
 11,944       12,674        12,583              12,582
 11,734       12,350        12,360              12,617
 12,584       13,252        13,252              13,490
 12,221       12,846        12,856              12,921
 11,715       12,320        12,319              12,595
 12,355       12,978        12,988              13,021
 12,107       12,715        12,715              12,656
 12,097       12,684        12,694              13,070
 11,305       11,854        11,864              12,376
 11,429       11,575        11,985              12,171


Hypothetical illustration of $10,000 includes the maximum sales charge of 5.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The MSCI World Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.


--------------------------------------------------------------------------------
MANAGER'S OVERVIEW


[PHOTO OF HERMAN KLEEVEN]
HERMAN KLEEVEN
Portfolio Management
Team Leader

OBJECTIVE

GROWTH OF CAPITAL through investment in a non-diversified portfolio of multi-national companies with well-known brands.


"Despite the global market correction, the Fund continued to hold a number of stocks that performed well..."



SEE PAGE 19 FOR FINANCIAL DETAILS.

QUESTION: How did the Fund perform during the reporting period?

ANSWER: The Fund generated relatively strong returns, easily outpacing the return of its benchmark, the MSCI World Index.

QUESTION: What were some of the factors that affected the Fund during the period?

ANSWER: During the first half of the reporting period, strong economic growth in the U.S. and in many international developed countries led to an increase in demand for many brand name consumer products. During the second half of the period the global markets corrected and investors shifted their preference from growth to more defensive-oriented stocks. The Fund's overweight in these issues help lead to strong results.

QUESTION: What were some of the strategies you used to enhance performance?

ANSWER: Despite the global market correction, the Fund continued to hold a number of stocks that performed well in recent months. For example, Coca-Cola appreciated after reports that its third-quarter earnings rose 39%, due to increased sales in Asia and lower costs. PepsiCo also profited from rising sales volumes. Philip Morris surged upon easing threats of legal judgements against the tobacco companies. Unilever was also a solid performer. The firm purchased Bestfoods in June, and reported a 7.2% rise in third-quarter earnings, aided by the strong dollar. Sales rose 13% as the company weeded out weaker product lines to focus on global brands. The new strategy is clearly paying off.

QUESTION: Were there any areas that detracted from results?

ANSWER: Our holding in Intel fell sharply after news that its third quarter sales would fall short of forecasts, due to weaker personal computer demand in Europe. Sony shares were also hit hard after the company reported a profit shortfall. This was largely the result of the large development costs associated with Playstation 2.

QUESTION: What is your outlook for the Fund going forward?

ANSWER: We are slightly positive on the market outlook. Until the end of this year we believe the stock markets will continue to move sideways and remain volatile. More sector rotation can be expected, as long as uncertainty about the euro, oil prices and the U.S. economy remains. A soft landing scenario for the U.S. economy still remains the most likely scenario, and investor attention has shifted from interest rate fear to concerns about earnings. In this environment we believe investors will continue to favor defensive stocks, which are relatively insensitive to economic developments.
--------------------------------------------------------------------------------



8   ING Global/International Mutual Funds Annual Report/October 31, 2000

                                                             [ING FUNDS GRAPHIC]

DATA AS OF 10/31/00

ING INTERNATIONAL BOND FUND
FOR INVESTORS SEEKING HIGH CURRENT INCOME AND GROWTH POTENTIAL

CREDIT ALLOCATION(1)
U.S. Treasury              28.6%
U.S. Government             4.7
AAA/AA                     56.1
Repurchase Agreement        1.9
NR/NR                       8.7

TOP FIVE COUNTRIES(1)
United States              35.2%
Germany                    27.1
Japan                       9.3
Netherlands                 6.6
France                      5.9

TOP FIVE HOLDINGS(1)
    US Treasury Inflation Protected Bonds,
    4.25% due 1/15/2010                      11.2%

    US Treasury Inflation Protected Bonds,
    3.875% due 1/15/2009                     10.7

    Bundesschatzanweisungen,
    3.0% due 12/15/2000                       6.9

    Bundesrepublic Deutschland,
    5.625% due 1/4/2028                       6.3

    Bundesobligation,
    4.75% due 11/20/2001                      4.9

GROWTH OF A $10,000 INVESTMENT
ING International Bond Fund vs. SB Non-US World Gov't. Bond Index: 12/15/98 - 10/31/00

                                  [LINE GRAPH}

                                                                 SB Non-US
                                                                World Gov't.
Class A shares       Class B shares      Class C shares          Bond Index
     9524               10000               10000               10000
     9499                9970                9970                9960
     9366                9822                9825                9804
     8959                9390                9391                9460
     8925                9349                9360                9477
     8862                9288                9279                9463
     8686                9089                9100                9272
     8532                8923                8934                9051
     8650                9041                9052                9369
     8577                8960                8971                9429
     8639                9020                9031                9604
     8556                8929                8941                9594
     8346                8704                8716                9462
     8320                8673                8685                9453
     8128                8468                8469                9168
     8108                8442                8454                9025
     8227                8562                8573                9343
     7961                8269                8291                8935
     8030                8347                8360                9026
     8198                8510                8522                9269
     8079                8384                8396                9019
     8030                8330                8342                8877
     8049                8348                8360                8849
     7900                7865                8193                8663


Hypothetical illustration of $10,000 includes the maximum sales charge of 4.75% for Class A shares. Class B shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception); Class C shares has a maximum CDSC of 1% (1-year). Ending values include change in share value and reinvestment of distributions. The SB Non-US World Gov't. Bond Index is unmanaged with no sales charges or expenses.

PLEASE SEE PAGES 10 AND 11 FOR FOOTNOTES, WHICH INCLUDE ADDITIONAL DISCLOSURES AND RISK CONSIDERATIONS.

AVERAGE ANNUAL TOTAL RETURN(2) (with sales charge)

               Class A shares   Class B shares   Class C shares   Class X shares
1-Year            -12.08%          -12.88%           -9.26%          -12.87%
Inception         -11.80            -12.01          -10.07           -11.89

Inception dates: Class A, B, and C shares is 12/15/98; Class X shares is
1/11/99.

1. Holdings are subject to change and are dollar-weighted based on invested assets. 2. Past performance is historical and is no guarantee of future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Total returns include change in share value and reinvestment of distributions.

MANAGER'S OVERVIEW

[PHOTO OF PAUL THURSBY OMITTED]

PAUL THURSBY
Portfolio Management
Team Leader

OBJECTIVE
HIGH TOTAL RETURN through investment in a non-diversified portfolio of bonds from issuers generally outside of the U.S.

" ...despite this environment the Fund has generated relatively better performance than its benchmark..."

SEE PAGE 20 FOR FINANCIAL DETAILS.

QUESTION:   How has the Fund performed versus its benchmark?

ANSWER: Overall, it has continued to be a challenging period for international bond investors. However, despite this environment the Fund has generated relatively better results than its benchmark.

QUESTION:   Why did international bonds lag during the period?

ANSWER: Strong global growth rates have been the main culprit. Because of this, many international central banks have raised interest rates in an attempt to cool off their respective economies and keep inflation in check. These raising rates have taken their toll on many fixed income markets throughout the world. The surging U.S. stock market encouraged foreign capital flows into the U.S., which had the effect of strengthening the dollar.

QUESTION:   What strategies enhanced the Fund's performance?

ANSWER: The overwhelming reason for the Fund's relative outperformance was our overweight exposure to the U.S. dollar and U.S. bonds, both of which were the best performing markets during the reporting period. Conversely, our relative underweight of international currencies and foreign bonds was beneficial, as overseas interest rates generally rose. While the yen was stable to slightly weaker than the dollar, the value of the euro fell sharply.

QUESTION:   What is the major factor that is likely to affect the bond markets of the world going forward?

ANSWER: The critical question for bond markets is whether the rise in the oil price is equivalent to a tax, which will slow activity, or whether it will stimulate wage demands and thus move inflation to higher levels, which would lead to further monetary tightening.

QUESTION:   What is your outlook for the international bonds?

ANSWER: Monetary policy is generally tighter than was the case during the 1974 oil crisis, when it was simulative. If this view is correct, then economic activity is likely to weaken quite significantly, and inflation is likely to subside. Against such a background bonds are likely to perform well. They could also benefit because central banks will be reluctant to ease until they are convinced that the labor market is not misbehaving. As such, monetary policy may become too tight before it is eased.

                  Overall, to date we have seen little sign of a pick-up in the rate of wage settlements, and we believe that this is likely to remain the case. Labor markets are less unionized and more flexible than was the case in previous years. The business environment is also much more competitive than it was, which will restrain the ability of companies to pass on increases in employment costs to their customers.


[ING FUNDS GRAPHIC]
    ING Global / International Mutual Funds Annual Report / October 31, 2000   9

OCTOBER 31, 2000

FOOTNOTES
FOR FUND PERFORMANCE PAGES 3 - 9

THE VIEWS EXPRESSED IN THE MANAGER'S OVERVIEW ARE SOLELY THOSE OF THE PORTFOLIO MANAGERS.

Past performance data are historical and cannot guarantee future results. The principal value and return on an investment in the Fund will fluctuate, so that an investor's shares when redeemed may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. Recent stock market gains has produced higher than usual short-term fund returns which may not continue for the long-term.

Shares of ING Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency and involve investment risks, including the possible loss of the principal amount invested.

Credit allocation includes securities rated by national rating organizations, or if not rated, determined to be of comparable quality by the Fund's Sub-Adviser.

Total returns for Class A Shares include the current maximum initial sales charge of 5.75% (Stock funds); 4.75% (Bond Funds), respectively. Class A shares of ING Money Market Fund are not subject to an initial sales charge. Class B, Class C and Class X shares assume redemption of Fund shares at the end of each period indicated. Class B and X shares are subject to a maximum contingent deferred sales charge (CDSC) of 5% (1-year) and 4% (inception) and Class C shares are subject to a maximum CDSC of 1% (1-year). For ING Emerging Markets Equity Fund and ING Global Communications Fund, the maximum CDSC for Class B, Class C and Class X shares are 5%, 1% and 5%, respectively. All share classes have the same investment portfolio, but are subject to different expenses.

Class X shares are offered to qualified investors (including, but not limited to, IRAs, Roth IRAs, Education IRAs, SEP IRAs, Simple IRAs and 403(b)(7) Plans. Investors purchasing Class X shares will receive bonus shares having a value equal to 2% of the amount invested. Bonus shares are paid by the Fund's Distributor. Shares purchased by the reinvestment of dividends or capital gains distributions are not eligible for bonus shares. Total return for Class X shares does not include the 2% bonus shares paid by the Distributor.

Class I shares are offered only to retirement plans affiliated with ING Group. Shares are sold without an initial sales charge and are not subject to any Rule 12b-1 fees, shareholder servicing fees or account servicing fees.

RISK CONSIDERATIONS

These and other risks are more fully described in the current Fund prospectus.

GLOBAL/INTERNATIONAL: There are special risks associated with foreign investing, including currency fluctuations, lower liquidity, political and economic uncertainties and differences in accounting standards.

ING EMERGING MARKETS EQUITY FUND: The Fund focuses its investments in emerging market countries and will tend to have higher volatility than a fund with more geographic diversification.

ING GLOBAL COMMUNICATIONS FUND: The Fund concentrates its investments in communications-related companies and will tend to experience more volatility than funds with more diversified portfolios.


ING GLOBAL INFORMATION TECHNOLOGY FUND: The Fund concentrates its investments in information technology-related companies and will carry more risks than funds with more diversified portfolios.

ING GLOBAL BRAND NAMES FUND AND ING INTERNATIONAL BOND FUND: Each Fund is classified as a nondiversified investment company, which means that compared with other funds, each Fund may invest a greater percentage of its assets in a particular issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause the Fund's share price to fluctuate more than that of a diversified investment company.


10  ING Global / International Mutual Funds Annual Report / October 31, 2000

BENCHMARKS

MSCI EMERGING MARKETS FREE INDEX covers 28 emerging markets. The World Bank's 1966 definition of an emerging market is based on a country's Gross Domestic Product per Capita (GDP/per Capita) which currently is USD 9,385 as a high-income country.

NASDAQ TELECOMMUNICATION INDEX is comprised of over 260 telecommunication securities including point-to-point communication services, radio and television broadcast.

GOLDMAN SACHS TECHNOLOGY INDUSTRY COMPOSITE INDEX is a modified capitalization-weighted index currently composed of 190 companies involved in the technology industry. It includes reinvestment of dividends and capital gains.

FT-EUROPE INDEX is average weighted by the market value of the performance of securities listed on the Stock Exchange of Austria, Belgium, Denmark, Finland, France, Germany, Ireland, Italy, Netherlands, Norway, Spain, Sweden, Switzerland and UK.

MSCI EAFE INDEX is a stock index designed to measure the investment returns of developed countries outside of North America. The Index is composed of approximately 1000 companies representing 18 countries. The average company has a market capitalization of over $3 billion. This is a total return Index with reinvestment of distributions.

MSCI WORLD INDEX is average weighted by market value of the performance of approximately 1450 securities representing 20 countries, including USA, Europe, Canada, Australia, New Zealand, and the Far East. The average company in the index has a market capitalization of about $3.5 billion. This is a total Index with dividends reinvested.

SALOMON BROTHERS NON-US WORLD GOVERNMENT INDEX includes a wide range of foreign government bonds with maturities over 1 YEAR.

    ING Global / International Mutual Funds Annual Report / October 31, 2000  11

OCTOBER 31, 2000

SCHEDULE OF INVESTMENTS
ING EMERGING MARKETS EQUITY FUND

   SHARES/
  PRINCIPAL
    AMOUNT                                                      VALUE
    ------                                                      -----
FOREIGN STOCK -- 92.8%
----------------------
BRAZIL -- 11.7%
     2,200  Aracruz Celulose SA -- Sponsored ADR               $ 33,000
       500  Brasil Telecom Participacoes SA -- ADR               27,094
     2,300  Companhia Brasileira de Distribuicao
            Grupo Pao de Acucar -- Sponsored ADR                 81,938
     4,100  Companhia de Bebidas das Americas
            Participacoes -- ADR                                 92,506
     5,000  Companhia Paranaense de Energia-
            Copel -- Sponsored ADR                               45,312
       900  Companhia Siderurgica Nacional --
            Sponsored ADR                                        24,919
     2,000  Companhia Vale do Rio Doce --
            Sponsored ADR                                        46,750
     4,800  Embratel Participacoes SA -- ADR(1)                  77,700
     8,400  Petroleo Brasileiro SA -- ADR(1)(3)                 244,125
       700  Tele Celular Sul Participacoes SA -- ADR             17,631
     2,000  Tele Centro Sul Participacoes SA -- ADR              20,250
     2,784  Tele Norte Leste Participacoes SA -- ADR(1)          61,596
       300  Telemig Celular Participacoes SA -- ADR              15,750
       600  Telesp Celular Participacoes SA -- ADR               18,975
     3,300  Uniao de Bancos Brasileiros SA --
            Sponsored GDR                                        83,325
                                                               --------
                                                                890,871
CHILE -- 1.8%
     1,900  Compania de Telecomunicaciones de Chile
            SA -- Sponsored ADR(3)                               28,975
     1,900  Distribucion y Servicio D&S SA -- ADR                33,963
     2,400  Embotelladora Andina SA -- A Shares ADR              28,800
     2,000  Empresa Nacional de Electricidad SA --
            Sponsored ADR(3)                                     21,000
       700  Vina Concha Y Toro SA -- Sponsored ADR               26,862
                                                               --------
                                                                139,600
CHINA -- 1.4%
   522,000  PetroChina Co. Ltd. -- H Shares                     109,767

GREECE -- 2.9%
     3,100  Alpha Bank SA                                       114,331
     6,200  Hellenic Telecommunications Organization SA         108,065
                                                               --------
                                                                222,396
HONG KONG -- 6.5%
   110,000  Brilliance China Automotive Holdings Ltd.            35,260
    51,000  China Mobile (Hong Kong) Ltd.(3)                    328,596
    14,000  China Unicom Ltd.(3)                                 28,093
    16,000  Citic Pacific Ltd.                                   64,213
    96,000  Ng Fung Hong Ltd.                                    42,466
                                                               --------
                                                                498,628
HUNGARY -- 1.9%
       400  Gedeon Richter Rt -- Sponsored GDR                   19,432
     3,900  Magyar Tavkozlesi Rt -- Sponsored ADR                91,650
       900  Mol Magyar Olaj-es Gazipari Rt --
            Sponsored GDR                                        13,815
       500  OTP Bank Rt -- Sponsored GDR                         22,975
                                                               --------
                                                                147,872
INDIA -- 4.0%
     2,300  Dr. Reddy's Laboratories Ltd. --
            Sponsored GDR(2)                                     68,848
     1,000  Hindalco Industries Ltd. -- Sponsored GDR(2)         15,050
     4,300  ITC Ltd. -- GDR                                      77,615
     4,400  Mahanagar Telephone Nigam Ltd. -- GDR(1)(2)          25,960
     4,000  Pentamedia Graphics Ltd. -- GDR(1)                   28,500
     2,200  Ranbaxy Laboratories Ltd. -- GDR                     38,225
     1,800  Reliance Industries Ltd. -- Sponsored GDR(2)         23,715
     4,800  SSI Ltd. -- Registered Shares -- GDR                 23,712
                                                               --------
                                                                301,625

   SHARES/
  PRINCIPAL
    AMOUNT                                                      VALUE
    ------                                                      -----
INDONESIA -- 1.1%
    91,000  PT Astra International Tbk(3)                      $ 20,903
    22,000  PT Gudang Garam Tbk                                  23,622
    45,500  PT Ramayana Lestari Sentosa Tbk                      21,875
    53,500  PT Telekomunikasi Indonesia                          13,718
                                                               --------
                                                                 80,118
ISRAEL -- 7.0%
    10,900  Bank Hapoalim Ltd.                                   27,579
    15,000  Bank Leumi Le-Israel                                 29,471
    10,600  Bezeq Israeli Telecommunication Corp. Ltd.           53,051
     1,500  Check Point Software Technologies Ltd.(1)(3)        237,562
       900  ECI Telecom Ltd.                                     21,262
       250  Gilat Satellite Networks Ltd.(3)                     12,797
       500  IDB Holding Corp. Ltd.(3)                            16,083
     1,350  Orbotech, Ltd.(3)                                    71,466
     1,100  Teva Pharmaceutical Industries Ltd. --
            Sponsored ADR                                        65,037
                                                               --------
                                                                534,308
MALAYSIA -- 3.9%
     7,000  British American Tobacco (Malaysia) Berhad           64,013
    22,000  Malayan Banking Berhad                               88,000
    34,000  Tanjong PLC                                          63,526
    26,000  Tenaga Nasional Berhad                               84,158
                                                               --------
                                                                299,697
MEXICO -- 11.6%
     4,154  Cemex SA de CV -- CPO                                17,448
     3,000  Coca-Cola Femsa SA de CV --
            Sponsored ADR                                        57,563
     2,200  Fomento Economico Mexicano, SA de CV --
            Sponsored ADR                                        84,012
     7,100  Grupo Carso SA de CV -- Series A1(3)                 22,330
    94,500  Grupo Financiero Banamex Accival,
            SA de CV -- O Shares(3)                             147,124
    18,000  Grupo Modelo SA de CV -- Series C                    47,960
     1,500  Grupo Televisa SA -- Sponsored GDR(3)                81,187
     4,900  Kimberly-Clark de Mexico, SA de CV --
            A Shares                                             12,518
     2,800  Panamerican Beverages, Inc. -- A Shares              46,200
     4,145  Telefonos de Mexico SA -- L Shares
            Sponsored ADR(1)                                    223,574
    61,200  Wal-Mart de Mexico SA de CV -- Series V(3)          147,397
                                                               --------
                                                                887,313
PHILIPPINES -- 0.3%
     1,680  Philippine Long Distance Telephone Co.               25,455

POLAND -- 0.8%
     3,300  Polski Koncern Naftowy Orlen SA -- GDR               25,575
     6,500  Telekomunikacja Polska SA -- GDR                     32,662
                                                               --------
                                                                 58,237
RUSSIA -- 4.9%
     2,300  AO Tatneft -- Sponsored ADR                          23,862
       800  Mobile Telesystems -- Sponsored ADR(3)               22,100
     2,900  OAO Lukoil Holding -- Sponsored ADR                 154,860
     5,500  RAO Unified Energy Systems -- GDR                    69,094
     8,200  Surgutneftegaz -- Sponsored ADR                     105,370
                                                               --------
                                                                375,286

12  ING Global / International Mutual Funds Annual Report / October 31, 2000

   SHARES/
  PRINCIPAL
    AMOUNT                                                      VALUE
    ------                                                      -----
SOUTH AFRICA -- 7.5%
    27,200  African Bank Investments Ltd.(3)                 $   21,555
     2,700  Anglo American Platinum Corp. Ltd.                  105,304
     2,200  De Beers Centenary Linked Unit                       60,540
     7,100  Dimension Data Holdings Ltd.(3)                      61,243
    45,500  FirstRand Ltd.                                       40,933
     1,300  Impala Platinum Holdings Ltd.                        55,724
       900  Investec Group Ltd.                                  26,909
     4,200  Johnnic Holdings Ltd.                                47,786
     3,200  Liberty Group Ltd.                                   24,428
     2,200  Nedcor Ltd.                                          41,330
     3,600  Sappi Ltd.                                           24,671
     8,500  Sasol Ltd.                                           65,110
                                                             ----------
                                                                575,533
SOUTH KOREA -- 9.2%
     5,090  Korea Electric Power Corp.                          113,658
     1,480  Korea Telecom Corp. -- Sponsored ADR                 54,575
     1,400  Kumkang Korea Chemical Co., Ltd.                     49,477
       920  Pohang Iron & Steel Co. Ltd.                         53,461
     4,970  Pohang Iron & Steel Co. Ltd. --
            Sponsored ADR                                        78,588
     1,980  Samsung Electronics                                 248,044
       500  SK Telecom Co., Ltd.                                106,593
                                                             ----------
                                                                704,396
TAIWAN -- 12.8%
    25,260  Asustek Computer Inc. -- GDR                        138,298
    13,872  China Steel Corp. -- Sponsored ADR(2)               160,320
    11,210  Hon Hai Precision Industry Co., Ltd. GDR(3)         129,195
    10,400  Synnex Technology International Corp. -- GDR         86,580
    15,923  Taiwan Semiconductor Manufacturing
            Co. Ltd. -- Sponsored ADR(3)                        361,253
     3,000  United Microelectronics Corp. -- ADR(3)              34,125
     6,575  Winbond Electronics Corp. -- GDR(2)(3)               63,594
                                                             ----------
                                                                973,365
THAILAND -- 1.2%
     5,300  Advanced Info Service Public Co. Ltd. --
            Foreign Registered(3)                                43,619
     9,300  BEC World Public Co. Ltd. --
            Foreign Registered                                   44,402
                                                             ----------
                                                                 88,021
TURKEY -- 1.4%
 1,687,637  Dogan Yayin Holding AS(3)                            21,996
 2,490,000  Hurriyet Gazetecilik ve Matbaacilik AS               29,902
 1,502,800  Turkiye Garanti Bankasi AS(3)                        28,611
 2,578,371  Yapi ve Kredi Bankasi AS(3)                          22,278
                                                             ----------
                                                                102,787
VENEZUELA -- 0.9%
     3,400  Compania Anonima Nacional Telefonos
            de Venezuela -- ADR                                  64,600

TOTAL FOREIGN STOCK
            (Cost -- $9,388,224)                             $7,079,875

   SHARES/
  PRINCIPAL
    AMOUNT                                                      VALUE
    ------                                                      -----
OTHER INVESTMENT COMPANY -- 3.9%
    28,000  India Fund Inc.(3)
            (Cost -- $427,205)                               $  299,250

REPURCHASE AGREEMENT -- 3.3%
  $248,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity -- $248,045;
            (Fully collateralized by Freddie Mac, 6.680%
            due 12/28/2001; Market value -- $255,751)
            (Cost -- $248,000)                               $  248,000

TOTAL INVESTMENTS -- 100.0%
            (Cost -- $10,063,429)(4)                         $7,627,125

1. Security is partially segregated by Custodian for open forward foreign currency contracts.
2. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $357,487 in market value or 4.7% of net assets.
3.  Non-income producing security.
4.  Aggregate cost for Federal income tax purposes is $10,166,970.
ADR -- American Depository Receipts.
GDR -- Global Depository Receipts.

See Notes to Financial Statements.

    ING Global / International Mutual Funds Annual Report / October 31, 2000  13

OCTOBER 31, 2000

SCHEDULE OF INVESTMENTS
ING GLOBAL COMMUNICATIONS FUND

   SHARES/
  PRINCIPAL
   AMOUNT                                                       VALUE
   ------                                                       -----
COMMON STOCK -- 100.0%
  BERMUDA -- 1.6%
    65,300  Global Crossing Ltd.(1)                         $ 1,542,712

  CANADA -- 1.1%
    22,570  Nortel Networks Corp.                             1,026,935

  FINLAND -- 2.4%
    56,850  Nokia Oyj                                         2,336,542

  HONG KONG -- 1.1%
   161,920  China Mobile (Hong Kong) Ltd.                     1,043,259

  JAPAN -- 2.3%
        88  NTT DoCoMo, Inc.                                  2,167,964

  NETHERLANDS -- 3.3%
    24,000  Equant NV(1)                                        802,508
    60,920  United Pan-Europe Communications NV(1)            1,066,279
    64,360  VersaTel Telecom International NV(1)              1,268,323
                                                            -----------
                                                              3,137,110
  SWEDEN -- 2.7%
   192,270  Telefonaktiebolaget LM Ericsson AB --
            B Shares                                          2,552,087

  UNITED KINGDOM -- 8.4%
    52,170  COLT Telecom Group PLC(1)                         1,666,575
    33,990  Logica PLC                                        1,006,351
     4,200  Logica PLC -- Fully Paid(1)                         112,824
    61,370  SEMA Group PLC                                      775,277
 1,064,310  Vodafone Group PLC                                4,431,521
                                                            -----------
                                                              7,992,548
  UNITED STATES -- 77.1%
   105,220     ADC Telecommunications, Inc.(1)                2,249,077
    10,240     Aether Systems, Inc.(1)                          825,600
    67,130     Amdocs Ltd.(1)                                 4,350,863
    35,690     America Online, Inc.(1)                        1,799,847
    37,330     AT&T Corp.                                       865,589
    19,360     Avanex Corp.(1)                                1,966,250
    34,150     Avici Systems Inc.(1)                          1,481,256
     9,610     Broadcom Corp. -- A Shares(1)                  2,137,024
    34,880     CIENA Corp.(1)                                 3,666,760
     3,210     Cisco Systems, Inc.(1)                           172,939
    39,320     Comcast Corp. -- A Shares(1)                   1,577,715
     7,040     Comcast Corp. -- A Shares Special(1)             286,880
    40,130     Comverse Technology, Inc.(1)                   4,484,528
    79,940     Convergys Corp.(1)                             3,482,386
    12,900     Corning Inc.                                     986,850
    63,540     CSG Systems International, Inc.(1)             2,950,639
    86,770     Infonet Services Corp. -- B Shares(1)            564,005
    16,060     JDS Uniphase Corp.(1)                          1,306,883
    15,610     Juniper Networks, Inc.(1)                      3,043,950

   SHARES/
  PRINCIPAL
   AMOUNT                                                       VALUE
   ------                                                       -----
UNITED STATES -- (continued)
    51,910  Level 3 Communications, Inc.(1)                 $ 2,475,458
    71,200  Metromedia Fiber Network, Inc. -- A Shares(1)     1,352,800
    31,250  Micromuse Inc.(1)                                 5,302,734
    45,390  Motorola, Inc.                                    1,131,913
    22,910  Newport Corp.                                     2,616,394
    71,000  Nextel Communications, Inc. -- A Shares(1)        2,729,062
    42,260  Phone.com, Inc.(1)                                3,911,691
     4,950  PMC-Sierra, Inc.(1)                                 839,025
    76,550  Qwest Communications International Inc.(1)        3,722,244
    21,790  Redback Networks Inc.(1)                          2,319,273
    96,340  RF Micro Devices, Inc.(1)                         1,920,779
    66,290  Sprint Corp. (PCS Group)(1)                       2,527,306
    14,160  Sycamore Networks, Inc.(1)                          895,620
   103,000  Triton Network Systems, Inc.(1)                     643,750
    33,220  Vitesse Semiconductor Corp.(1)                    2,323,324
    90,310  World Access, Inc.(1)                               440,261
                                                            -----------
                                                             73,350,675
  TOTAL INVESTMENTS -- 100.0%
            (Cost -- $120,070,222)(2)                       $95,149,832

1.  Non-income producing security.
2.  Aggregate cost for Federal income tax purposes is $122,507,820.

See Notes to Financial Statements.


14  ING Global / International Mutual Funds Annual Report / October 31, 2000

ING GLOBAL INFORMATION TECHNOLOGY FUND

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
COMMON STOCK -- 97.9%

CANADA -- 2.3%
    87,602  Nortel Networks Corp.                          $  3,985,891

GERMANY -- 2.7%
    14,169  SAP AG Preferred Shares                           2,864,300
    24,332  Software AG                                       1,763,335
                                                           ------------
                                                              4,627,635
IRELAND -- 1.9%
    65,405  SmartForce PLC -- Sponsored ADR(1)                3,291,711

JAPAN -- 0.9%
    21,000  Sumisho Computer Systems Corp.                    1,575,144

NETHERLANDS -- 1.5%
    64,970  ASM Lithography Holding NV(1)                     1,773,758
    46,540  United Pan-Europe Communications NV --
            A Shares(1)                                         814,587
                                                           ------------
                                                              2,588,345
UNITED KINGDOM -- 4.0%
    171,192 CMG PLC                                           2,851,260
     82,586 Logica PLC                                        2,445,147
      8,258 Logica PLC -- Fully Paid(1)                         221,834
    120,556 SEMA Group PLC                                    1,522,963
                                                           ------------
                                                              7,041,204
UNITED STATES -- 84.6%
    62,710  Amdocs Ltd.(1)                                    4,064,392
    82,575  America Online, Inc.(1)                           4,164,257
    56,858  Art Technology Group, Inc.(1)                     3,567,840
   105,490  BEA Systems, Inc.(1)                              7,568,908
   159,621  BroadVision, Inc.(1)                              4,748,725
    23,000  Brocade Communications Systems, Inc.(1)           5,229,625
    62,518  CIENA Corp.(1)                                    6,572,205
    63,582  Cisco Systems, Inc.(1)                            3,425,480
    36,693  Computer Sciences Corp.(1)                        2,311,659
    57,409  Convergys Corp.(1)                                2,500,880
    31,918  Corning Inc.                                      2,441,727
    87,800  EMC Corp.(1)                                      7,819,688
    48,552  i2 Technologies, Inc.(1)                          8,253,840
    51,497  Informatica Corp.(1)                              4,866,466
    22,883  Inktomi Corp.(1)                                  1,451,640
    74,771  Intel Corp.                                       3,364,695
    19,492  International Business Machines Corp.             1,919,962
    30,488  JDS Uniphase Corp.(1)                             2,480,961
   108,738  MarchFirst, Inc.(1)                                 632,040
    14,678  McDATA Corp. -- B Shares(1)                       1,223,549
    76,740  Micron Technology, Inc.                           2,666,715
    64,844  Microsoft Corp.(1)                                4,466,130
   168,477  Motorola, Inc.                                    4,201,395
    60,019  Network Appliance, Inc.(1)                        7,142,261

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
UNITED STATES -- (continued)
    62,414  Network Associates, Inc.(1)                      $1,201,469
   128,000  OPNET Technologies, Inc.(1)                       4,472,000
   147,492  Oracle Corp.(1)                                   4,867,236
   111,648  Razorfish, Inc. -- A Shares(1)                      502,416
   120,302  RF Micro Devices, Inc.(1)                         2,398,521
    79,601  Sapient Corp.(1)                                  2,830,811
    68,624  Siebel Systems, Inc.(1)                           7,201,231
    34,449  Software.com, Inc.(1)                             5,132,901
    63,858  Sun Microsystems, Inc.(1)                         7,080,256
    80,824  Texas Instruments Inc.                            3,965,427
    58,440  VERITAS Software Corp.(1)                         8,240,953
    28,799  Yahoo! Inc.(1)                                    1,688,341
                                                           ------------
                                                            146,666,602
TOTAL COMMON STOCK
            (Cost -- $157,825,231)                         $169,776,532

REPURCHASE AGREEMENT -- 2.1%
$3,567,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity --
            $3,567,648; (Fully collateralized by
            Fannie Mae, 6.000% due 11/15/2001; Market
            value -- $3,642,464)
            (Cost -- $3,567,000)                             $3,567,000

TOTAL INVESTMENTS -- 100.0%
            (Cost -- $161,392,231)(2)                      $173,343,532

1.  Non-income producing security.
2. Aggregate cost for Federal income tax purposes is $161,765,880. ADR -- American Depository Receipts.

See Notes to Financial Statements.


    ING Global / International Mutual Funds Annual Report / October 31, 2000  15

OCTOBER 31, 2000

SCHEDULE OF INVESTMENTS
ING EUROPEAN EQUITY FUND

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
FOREIGN STOCK -- 98.5%

BELGIUM -- 0.5%
       756  Electrabel SA                                    $  163,977

DENMARK -- 0.4%
     2,314  Vestas Wind Systems AS                              125,173

FINLAND -- 3.3%
    25,752  Nokia Oyj                                         1,058,410

FRANCE -- 14.9%
     1,307  Air Liquide SA                                      154,318
     6,995  Alcatel SA                                          426,292
     5,217  Aventis SA -- Paris                                 375,864
     3,075  Axa SA                                              406,594
     3,454  BNP Paribas SA                                      297,445
     1,755  Cap Gemini SA                                       279,657
     4,744  Carrefour SA                                        318,062
     1,865  Groupe Danone                                       260,511
     2,389  Lafarge SA                                          176,168
     3,770  L'Oreal SA                                          287,591
     3,469  Louis Vuitton Moet Hennessy                         252,868
     3,221  Sanofi-Synthelabo SA                                169,267
     1,747  Schneider Electric SA                               113,648
     3,571  STMicroelectronics NV                               179,942
     3,960  Societe Generale -- A Shares                        224,550
       711  Suez Lyonnaise des Eaux SA                          108,355
     3,084  Total Fina Elf SA                                   440,720
     4,765  Vivendi SA                                          342,087
                                                             ----------
                                                              4,813,939
GERMANY -- 10.0%
     1,018  Allianz AG -- Registered Shares                     345,574
     4,421  Bayer AG                                            191,484
     2,672  Bayerische Hypo-und Vereinsbank AG                  146,532
     1,903  DaimlerChrysler AG -- Registered Shares              87,666
     4,902  Deutsche Bank AG -- Registered Shares               403,029
     2,840  Dresdner Bank AG                                    117,832
     5,613  E. On AG                                            284,979
       698  Fresenius AG -- Preferred Shares                    171,571
       505  Marschollek, Lautenschlaeger
            und Partner AG -- Preferred Shares                   68,058
     1,077  Muenchener Rueckversicherungs-Gesellschaft
            AG -- Registered Shares                             339,586
     2,641  SAP AG                                              431,809
     3,081  Schering AG                                         171,573
     3,744  Siemens AG                                          476,012
                                                             ----------
                                                              3,235,705
GREECE -- 0.3%
     2,763  Alpha Credit Bank SA                                101,902

IRELAND -- 0.8%
    18,422  Bank of Ireland                                     139,047
     7,993  CRH PLC (London)                                    122,625
                                                             ----------
                                                                261,672

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
ITALY -- 5.4%
     9,870  Assicurazioni Generali S.p.A.                    $  324,175
     7,202  Banca Fideuram S.p.A.                               110,612
    35,156  Banca Nazionale del Lavoro --
            Ordinary Shares                                     113,829
    18,315  Bipop-Carire S.p.A.                                 144,682
    22,679  ENI S.p.A.                                          122,641
    10,319  San Paolo-IMI S.p.A.                                167,056
    36,598  Telecom Italia Mobile S.p.A.                        310,825
    27,734  Telecom Italia S.p.A.                               320,875
    28,302  UniCredito Italiano S.p.A.                          143,933
                                                             ----------
                                                              1,758,628
NETHERLANDS -- 12.9%
    18,434  ABN AMRO Holding NV                                 426,553
     9,362  Aegon NV                                            371,369
     1,860  Akzo Nobel NV                                        84,581
     3,366  ASM Lithography Holding NV(1)                        91,896
     6,095  Elsevier NV                                          77,750
     2,998  Equant NV(1)                                        100,247
    18,890  Fortis (NL) NV                                      576,402
     3,050  Heineken Holding NV -- A Shares                     108,578
     8,794  Koninklijke Ahold NV                                255,143
     6,513  Koninklijke (Royal) KPN NV                          131,772
     2,176  Koninklijke Numico NV                               101,625
    10,022  Koninklijke (Royal) Philips Electronics NV          393,387
     4,865  Libertel NV(1)                                       63,297
    20,671  Royal Dutch Petroleum Co.                         1,224,524
     3,818  TNT Post Group NV                                    80,774
     1,948  VNU NV                                               91,637
                                                             ----------
                                                              4,179,535
PORTUGAL -- 0.6%
    19,915  Portugal Telecom SA -- Registered Shares            177,239

SPAIN -- 4.0%
    20,681  Banco Bilbao Vizcaya Argentaria, SA                 275,209
    25,786  Banco Santander Central Hispano, SA                 249,598
     9,296  Endesa SA                                           151,282
     5,536  Iberdrola SA                                         67,616
    21,385  Telefonica SA(1)                                    407,289
     7,744  Union Electrica Fenosa SA                           143,025
                                                             ----------
                                                              1,294,019
SWEDEN -- 3.3%
    30,348  Nordic Baltic Holding AB                            223,790
     6,538  Skandia Forsakrings AB                              110,598
    54,779  Telefonaktiebolaget LM Ericsson AB --
            B Shares                                            727,106
                                                             ----------
                                                              1,061,494
SWITZERLAND -- 11.0%
     1,381  ABB Ltd.                                            122,388
       336  Adecco SA -- Registered Shares                      232,272
        86  Compagnie Financiere Richemont AG --
            A Units                                             239,141
     1,359  Credit Suisse Group -- Registered Shares            254,704
       283  Nestle SA -- Registered Shares                      586,272
       339  Novartis AG -- Registered Shares                    514,128
        68  Roche Holding AG                                    620,967
       127  The Swatch Group AG -- B Shares                     168,100
       121  Swiss Re -- Registered Shares                       238,555
     2,726  UBS AG -- Registered Shares                         377,495
       411  Zurich Financial Services AG                        201,119
                                                             ----------
                                                              3,555,141

16  ING Global / International Mutual Funds Annual Report / October 31, 2000

   SHARES/
  PRINCIPAL
   AMOUNT                                                       VALUE
   ------                                                       -----
UNITED KINGDOM -- 31.1%
     8,828  Abbey National PLC                              $   121,906
     6,678  AstraZeneca Group PLC                               313,012
     9,415  Bank of Scotland                                     87,905
    10,481  Barclays PLC                                        300,117
    50,970  BG Group PLC                                        204,270
    97,714  BP Amoco PLC                                        829,321
    32,419  British Telecommunications PLC                      380,358
    22,998  Cable & Wireless PLC                                325,594
    24,679  CGNU PLC                                            330,400
     6,137  CMG PLC                                             101,410
     5,344  COLT Telecom Group PLC(1)                           170,714
    38,122  Diageo PLC                                          360,084
    15,664  Glaxo Wellcome PLC                                  451,259
    22,099  Granada Compass PLC(1)                              190,608
    41,958  HSBC Holdings PLC                                   598,284
    17,696  Invensys PLC                                         42,269
    19,833  J. Sainsbury PLC                                    111,522
    21,352  Kingfisher PLC                                      127,737
    31,888  Lloyds TSB Group PLC                                325,047
    24,734  Marconi PLC                                         312,460
    27,923  National Grid Group PLC                             242,260
     6,874  Pearson PLC                                         184,556
    14,785  Prudential PLC                                      199,013
    53,233  Rentokil Initial PLC                                122,902
     9,705  Reuters Group PLC                                   189,116
    12,520  Royal Bank of Scotland Group PLC                    281,239
    27,090  ScottishPower PLC                                   203,564
    29,947  SmithKline Beecham PLC                              387,012
     6,404  Standard Chartered PLC                               92,431
    58,102  Tesco PLC                                           221,674
    53,320  Unilever PLC                                        360,986
   415,720  Vodafone Group PLC                                1,730,954
    10,099  WPP Group PLC                                       135,644
                                                            -----------
                                                             10,035,628
TOTAL FOREIGN STOCK
            (Cost -- $30,304,001)                           $31,822,462

REPURCHASE AGREEMENT -- 1.5%
  $484,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity --
            $484,088; (Fully collateralized by Fannie
            Mae, 6.100% due 9/14/2001; Market value
            -- $497,149) (Cost -- $484,000)                 $   484,000

  TOTAL INVESTMENTS -- 100.0%

            (Cost -- $30,788,001)(2)                        $32,306,462

1.  Non-income producing security.
2.  Aggregate cost for Federal income tax purposes is $31,099,625.

See Notes to Financial Statements.


ING INTERNATIONAL EQUITY FUND

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
FOREIGN STOCK -- 90.9%

BRAZIL -- 1.1%
     8,400  Petroleo Brasileiro S.A. -- Petrobras
            -- ADR(1)                                       $   244,125
    14,664  Tele Norte Leste Participacoes S.A.
            -- ADR                                              324,441
                                                            -----------
                                                                568,566
CHINA -- 0.7%
 1,780,000  PetroChina Co. Ltd. -- H Shares                     374,300

FINLAND -- 2.3%
    25,190  Nokia Oyj(2)                                      1,035,312
     7,230  Sonera Oyj                                          159,087
                                                            -----------
                                                              1,194,399
FRANCE -- 8.0%
    11,150  Accor SA                                            450,800
    13,210  Alcatel SA                                          805,050
     3,335  Axa SA                                              440,972
     5,260  BNP Paribas SA                                      452,971
     2,260  Castorama Dubois Investissement SA                  458,972
     5,580  France Telecom SA(2)                                582,688
     6,735  Total Fina Elf SA                                   962,467
                                                            -----------
                                                              4,153,920
GERMANY -- 5.2%
    10,448  Deutsche Bank AG -- Registered Shares               859,005
    12,570  Deutsche Telekom AG -- Registered Shares            469,323
     1,570  Fresenius AG -- Preferred Shares                    385,912
     1,170  Muenchner Rueckversicherungs-Gesellschaft
            AG --  Registered Shares                            368,909
     5,130  Siemens AG(2)                                       652,228
                                                            -----------
                                                              2,735,377
HONG KONG -- 5.7%
   440,000  Brilliance China Automotive Holdings Ltd.           141,042
    43,000  Cheung Kong (Holdings) Ltd.                         475,536
   112,500  China Mobile (Hong Kong) Ltd.(1)                    724,843
    22,700  Hang Seng Bank Ltd.                                 267,047
   142,000  Hong Kong Exchanges & Clearing Ltd.                 247,618
    90,200  Hutchison Whampoa Ltd.                            1,118,956
                                                            -----------
                                                              2,975,042
HUNGARY -- 0.3%
     6,750  Magyar Tavkozlesi Rt -- Sponsored ADR               158,625

ISRAEL -- 0.3%
     1,000  Check Point Software Technologies Ltd.(1)           158,375

ITALY -- 2.9%
    22,440  Assicurazioni Generali S.p.A.                       737,030
    34,430  Banca Fideuram S.p.A.                               528,794
    64,630  Banca Intesa S.p.A.                                 267,876
                                                            -----------
                                                              1,533,700
JAPAN -- 20.1%
    73,000  Asahi Chemical Industry Co., Ltd.                   451,946
    10,000  Canon, Inc.                                         396,556
    71,000  Daiwa Securities Group Inc.                         786,143
     7,200  Fanuc Ltd.                                          646,213
    18,000  Honda Motor Co., Ltd.                               621,485
    62,000  Kuraray Co., Ltd.                                   582,013
    40,000  Matsushita Electric Industrial Co., Ltd.          1,161,279
    76,000  Mitsui Fudosan Co., Ltd.                            920,158
    24,000  NEC Corp.                                           457,185
     3,100  Nintendo Co., Ltd.                                  515,862
        63  Nippon Telegraph & Telephone Corp.                  572,937
     8,300  Nissin Food Products Co., Ltd.                      217,781
    12,000  Pioneer Corp.                                       371,463
     5,300  Sony Corp.                                          423,262
    15,000  Takeda Chemical Industries, Ltd.                    987,728
     5,100  TDK Corp.                                           513,783
   118,000  The Sakura Bank, Ltd.                               859,144
                                                            -----------
                                                             10,484,938


    ING Global / International Mutual Funds Annual Report / October 31, 2000  17

OCTOBER 31, 2000

SCHEDULE OF INVESTMENTS
ING INTERNATIONAL EQUITY FUND (CONTINUED)

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
MEXICO -- 0.9%
    14,400  Coca-Cola Femsa SA -- Sponsored ADR             $   276,300
   113,400  Grupo Financiero Banamex
            Accival SA -- O Shares(1)                           176,549
                                                            -----------
                                                                452,849
NETHERLANDS -- 5.9%
    11,920  Aegon NV                                            472,839
    14,810  Akzo Nobel NV                                       673,466
    10,400  ASM Lithography Holding NV(1)                       283,932
    21,320  Royal Dutch Petroleum Co.                         1,262,970
    18,610  TNT Post Group NV                                   393,715
                                                            -----------
                                                              3,086,922
RUSSIA -- 0.7%
    27,300  Surgutneftegaz -- Sponsored ADR                     350,805

SINGAPORE -- 3.8%
    44,000  Chartered Semiconductor Manufacturing Ltd.(1)       190,487
    55,000  DBS Group Holdings Ltd.                             648,533
    47,550  Oversea-Chinese Banking Corp. Ltd.                  303,366
    43,000  Singapore Press Holdings Ltd.                       614,811
   140,000  Singapore Telecommunications Ltd.                   232,071
                                                            -----------
                                                              1,989,268
SOUTH AFRICA -- 0.8%
    11,400  Anglo American Platnium Corp. Ltd.                  444,616

SOUTH KOREA -- 0.6%
     6,500  Korea Telecom Corp. -- Sponsored ADR                239,688
     2,000  Samsung Electronics -- Sponsored GDR(3)              65,250
                                                            -----------
                                                                304,938
SPAIN -- 2.5%
    67,034  Banco Santander Central Hispano SA                  648,862
    34,170  Telefonica SA(1)                                    650,787
                                                            -----------
                                                              1,299,649
SWEDEN -- 3.8%
    34,340  Securitas AB -- B Shares                            729,982
    24,220  Skandia Forsakrings AB                              409,710
    63,920  Telefonaktiebolaget LM Ericsson -- B Shares         848,439
                                                            -----------
                                                              1,988,131
SWITZERLAND -- 7.4%
       700  Adecco SA -- Registered Shares                      483,900
     2,390  Credit Suisse Group -- Registered Shares(2)         447,934
       370  Nestle SA -- Registered Shares                      766,504
       690  Novartis AG -- Registered Shares                  1,046,455
       230  SGS Societe Generale de Surveillance
            Holding SA -- B Shares                              281,408
       230  The Swatch Group AG -- B Shares                     304,432
     1,050  Zurich Financial Services AG                        508,036
                                                            -----------
                                                              3,838,669
TAIWAN -- 0.4%
    25,700  Asustek Computer, Inc. -- GDR                       140,707
     4,600  Hon Hai Precision Industry Co., Ltd -- GDR(1)        53,015
                                                            -----------
                                                                193,722


   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
UNITED KINGDOM -- 17.4%
    38,000  Amvescap PLC                                    $   849,739
    22,000  Barclays PLC                                        629,957
   124,100  BP Amoco PLC                                      1,053,265
    14,000  Glaxo Wellcome PLC                                  403,321
    83,400  HSBC Holdings PLC                                 1,189,211
    34,003  Logica PLC                                        1,006,736
     3,400  Logica PLC -- Fully Paid(1)                          91,334
    50,000  Shire Pharmaceuticals Group PLC(1)                1,016,434
    94,000  Spirent PLC                                         872,188
   290,966  Vodafone Group PLC                                1,211,510
    54,277  WPP Group PLC                                       729,019
                                                            -----------
                                                              9,052,714
VENEZUELA -- 0.1%
     4,100  Compania Anonima Nacional
  Telefonos de Venezuela -- ADR                                  77,900

TOTAL FOREIGN STOCK
            (Cost -- $50,454,123)                           $47,417,425

REPURCHASE AGREEMENT -- 9.1%
$4,729,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity --
            $4,729,859; (Fully collateralized by Fannie
            Mae, 6.000% due 11/15/2001; Market value --
            $4,827,670) (Cost -- $4,729,000)                $ 4,729,000

TOTAL INVESTMENTS -- 100.0%
            (Cost -- $55,183,123)(4)                        $52,146,425

1.  Non-income producing security.
2. Security is partially segregated by Custodian for open forward foreign currency contracts.
3. Security is exempt from registration under Rule 144a of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. Rule 144a securities amounted to $65,250 in market value or 0.1% of net assets.
4.  Aggregate cost for Federal income tax purposes is $55,356,582.
ADR -- American Depository Receipts.
GDR -- Global Depository Receipts.

See Notes to Financial Statements.

18  ING Global / International Mutual Funds Annual Report / October 31, 2000

ING GLOBAL BRAND NAMES FUND

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
COMMON STOCK -- 99.5%

AUSTRALIA -- 2.2%
   560,000  Foster's Brewing Group Ltd.                     $ 1,268,017

FINLAND -- 2.9%
    41,000  Nokia Oyj                                         1,685,105

FRANCE -- 6.7%
    33,500  L'Oreal SA                                        2,555,514
    17,530  Louis Vuitton Moet Hennessy                       1,277,825
                                                            -----------
                                                              3,833,339
GERMANY -- 2.6%
    10,000  Adidas-Salomon AG                                   459,823
    21,000  Volkswagen AG                                     1,048,396
                                                            -----------
                                                              1,508,219
JAPAN -- 7.0%
    15,000  Canon Inc.                                          594,835
    16,000  Fuji Photo Film Co., Ltd.                           593,461
    31,000  Honda Motor Co., Ltd.                             1,070,336
    14,500  Sony Corp.                                        1,157,981
    14,000  Toyota Motor Corp.                                  559,026
                                                            -----------
                                                              3,975,639
NETHERLANDS -- 10.5%
    12,760  Gucci Group NV --  NY Registered Shares           1,247,290
    54,000  Heineken NV                                       2,929,305
    36,000  Unilever NV -- Share Certificates                 1,803,353
                                                            -----------
                                                              5,979,948
SWEDEN -- 1.5%
    64,000  Telefonaktiebolaget LM Ericsson AB
            -- B Shares                                         849,501

SWITZERLAND -- 2.6%
       720  Nestle SA -- Registered Shares                    1,491,574

UNITED STATES -- 63.5%
     8,800  America Online, Inc.(1)                             443,784
    32,500  American Express Co.                              1,950,000
    19,000  Cisco Systems, Inc.(1)                            1,023,625
    45,000  The Coca-Cola Co.                                 2,716,875
    31,500  Colgate-Palmolive Co.                             1,850,940
    29,000  Compaq Computer Corp.                               881,890
    60,000  Dell Computer Corp.(1)                            1,770,000
    44,000  The Walt Disney Co.                               1,575,750
    45,000  Ford Motor Co.                                    1,175,625
    53,000  The Gillette Co.                                  1,848,375
    63,000  Intel Corp.                                       2,835,000
    21,000  Johnson & Johnson                                 1,934,625
    79,000  McDonald's Corp.                                  2,449,000
    51,000  Microsoft Corp.(1)                                3,512,625
    42,000  Motorola, Inc.                                    1,047,375
    36,000  PepsiCo, Inc.                                     1,743,750
    11,500  Philip Morris Cos. Inc.                             421,187
     8,000  The Procter & Gamble Co.                            571,500
    16,000  Starbucks Corp.(1)                                  715,000
     9,500  Texas Instruments Inc.                              466,094
    37,000  Time Warner Inc.                                  2,808,670
    19,000  Wm. Wrigley Jr. Co.                               1,504,562
    18,000  Yahoo! Inc.(1)                                    1,055,250
                                                            -----------
                                                             36,301,502
TOTAL COMMON STOCK -- 99.5%
            (Cost -- $53,434,536)                           $56,892,844

   SHARES/
  PRINCIPAL
   AMOUNT                                                      VALUE
   ------                                                      -----
REPURCHASE AGREEMENT -- 0.5%
  $267,000  State Street Bank & Trust Co., 6.540%
            due 11/1/2000; Proceeds at maturity
            -- $267,049; (Fully collateralized by
            Fannie Mae, 6.230% due 8/20/2001; Market
            value -- $272,651) (Cost -- $267,000)           $   267,000

TOTAL INVESTMENTS -- 100.0%
            (Cost -- $53,701,536)(2)                        $57,159,844

1.  Non-income producing security.
2.  Aggregate cost for Federal income tax purposes is $54,250,692.

See Notes to Financial Statements.

    ING Global / International Mutual Funds Annual Report / October 31, 2000  19

OCTOBER 31, 2000

SCHEDULE OF INVESTMENTS
ING INTERNATIONAL BOND FUND

    SHARES
  PRINCIPAL
    AMOUNT                                      RATINGS(1)       VALUE
    ------                                      ----------       -----
FOREIGN BONDS -- 57.2%

AUSTRALIA -- 0.5%
   230,000  Queensland Treasury Corp.,
            Series 05G,
            6.500% due 6/14/2005(2)*              AAA/Aaa     $   119,447

DENMARK -- 3.8%
 7,270,000  Kingdom of Denmark,
            6.000% due 11/15/2002(3)*             AAA/Aaa         835,901

FRANCE -- 5.9%
 3,200,000  France O.A.T. Principal,
            Zero Coupon due 10/25/2019(4)           NA/NA         888,695
   500,000  Government of France,
            5.250% due 4/25/2008(4)               AAA/Aaa         422,387
                                                              -----------
                                                                1,311,082
GERMANY   -- 27.1%
            Bundesobligation:
 1,263,000  Series 121,
            4.750% due 11/20/2001(4)              AAA/Aaa       1,066,183
   860,000  Series 132,
            4.125% due 8/27/2004(4)                NA/Aaa         704,371
            Bundesrepublic Deutschland:
   894,000  Series 97,
            6.000% due 7/4/2007(4)*               AAA/Aaa         790,186
   605,000  Series 97,
            6.500% due 7/4/2027(4)                AAA/Aaa         569,975
 1,630,000  Series 98,
            5.625% due 1/4/2028(4)*               AAA/Aaa       1,376,476
            Bundesschatzanweisungen:
 1,760,000  Series 98,
            3.000% due 12/15/2000(4)               NA/Aaa       1,488,345
                                                              -----------
                                                                5,995,536
JAPAN -- 9.3%
   150,000  Development Bank of Japan,
            9.125% due 1/31/2005(5)*              AAA/Aa1         237,970
   240,000  Japan Bank for International
            Coop., 8.000% due 2/5/2007(5)*        AAA/Aa1         376,829
   280,000  Japan Finance Corp. Municipal
            Enterprise, 6.375% due 3/9/2004(5)*   AAA/Aa1         405,297
   260,000  Kansai International Airport Co.,
            7.375% due 9/24/2007(5)*                NR/NR         398,776
   400,000  Kobe City,
            9.500% due 10/20/2004(5)                NR/NR         641,237
                                                              -----------
                                                                2,060,109
NETHERLANDS -- 6.6%
   916,000  Netherlands Government,
            5.250% due 7/15/2008(4)*               NR/Aaa         774,677
   450,000  Bank Nederlandse Gemeenten,
            7.750% due 8/13/2003(5)               AAA/Aaa         677,325
                                                              -----------
                                                                1,452,002
SWEDEN -- 4.0%
 8,700,000  Swedish Government, Series 1039,
            5.500% due 4/12/2002(6)*              AAA/Aaa         880,166

TOTAL FOREIGN BONDS
            (Cost -- $14,685,933)                             $12,654,243

    SHARES
  PRINCIPAL
    AMOUNT                                       RATINGS(1)      VALUE
    ------                                       ----------      -----
U.S. GOVERNMENT AGENCIES & OBLIGATIONS -- 33.3%
   715,000  Fannie Mae, Series E,
            6.875% due 6/7/2002(5)                 NR/Aaa     $ 1,048,784
            U.S. Treasury Bonds:
   730,000  7.250% due 5/15/2016(7)                 NR/NR         821,685
   630,000  7.500% due 11/15/2016(7)                NR/NR         725,816
            U.S. Treasury Inflation
            Protected Bonds:
 2,212,000  3.875% due 1/15/2009(7)*                NR/NR       2,331,448
 2,300,000  4.250% due 1/15/2010(7)*                NR/NR       2,433,860

TOTAL U.S. GOVERNMENT AGENCIES & OBLIGATIONS
            (Cost -- $7,288,311)                              $ 7,361,593

SUPRA-NATIONAL ENTITY -- 7.6%
   700,000  European Investment Bank,
            7.000% due 12/8/2003(5)               AAA/Aaa       1,038,448
   430,000  KFW International Finance,
            7.625% due 12/30/2003(5)              AAA/Aaa         648,946

  TOTAL SUPRA-NATIONAL ENTITY
            (Cost -- $1,671,105)                              $ 1,687,394

REPURCHASE AGREEMENT -- 1.9%
  $413,000  State Street Bank & Trust Co.,
            6.540% due 11/1/00; Proceeds at
            maturity -- $413,075; (Fully
            collateralized by Fannie Mae,
            5.940% due 9/4/2001; Market
            value -- $421,914)
            (Cost -- $413,000)                                $   413,000

TOTAL INVESTMENTS -- 100.0%

            (Cost -- $24,058,349)(8)                          $22,116,230

* Security is partially segregated by Custodian for open forward foreign currency contracts.
1. Credit ratings are provided by Standard & Poor's Rating Group and Moody's Investors Service, Inc. (unaudited).
2.  Security is denominated in Australian Dollar.
3.  Security is denominated in Danish Kroner.
4.  Security is denominated in EURO.
5.  Security is denominated in British Pound.
6.  Security is denominated in Swedish Kronor.
7.  Security is denominated in United States Dollar.
8.  Aggregate cost for Federal income tax purposes is $24,222,475.

See Notes to Financial Statements.

20  ING Global / International Mutual Funds Annual Report / October 31, 2000

OCTOBER 31, 2000 (UNAUDITED)

BOND RATINGS

All ratings are by Standard & Poor's Rating Group (Standard & Poor's) and Moody's Investors Service, Inc. (Moody's). The definitions of the applicable rating symbol are set forth below:

Standard & Poor's applies indicators "+" and " - " to its rating categories. The indicators show relative standing within the major rating categories.

AAA    - Highest grade debts in which capacity to pay interest and repay principal is extremely strong.

AA     - High-grade debts having a very strong capacity to pay interest and repay principal.

A      - Upper medium grade debts that have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debts in higher rated categories.

BBB    - Debts having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debts in this category than in higher rated categories.

BB, B, - Debts rated in these categories are predominantly speculative with CCC, CC respect to capacity to pay interest and repay principal in accordance with terms of the obligations; BB indicates the highest grade and CC the lowest within the speculative rating categories.

Moody's applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; the modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking toward the lower end of the category.

Aaa    - Debts judged to be the best quality and carry the smallest degree of investment risk.

Aa     - Debts judged to be of high quality by all standards.

A      - Debts possess many favorable investment attributes and are to be considered as "upper medium grade obligations."

Baa    - Debts are considered to be medium grade obligations, they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.

Ba     - Debts rated in this category are judged to have speculative elements, their future cannot be considered as well assured.

B      - Debts rated in this category generally lack characteristics of the desirable investment.

Caa    - Debts in this category are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

NR     - Indicates that the bond is not rated by Standard & Poor's or Moody's.


    ING Global / International Mutual Funds Annual Report / October 31, 2000  21

FINANCIAL HIGHLIGHTS
ING EMERGING MARKETS EQUITY FUND



 For a share of beneficial interest outstanding           Class A Shares(1)  Class B Shares(1)  Class C Shares(1)  Class X Shares(1)
 throughout the period:                                       10/31/00          10/31/00           10/31/00            10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period                $10.00             $10.00            $10.00               $10.00

From investment operations:
  Net investment loss                                           0.00(6)           (0.04)            (0.04)               (0.02)
  Net realized and unrealized loss(2)                          (3.22)             (3.21)            (3.22)               (3.23)
                                                              ------              ------           ------               ------
  Total from investment operations                             (3.22)             (3.25)            (3.26)               (3.25)
                                                              ------              ------           ------               ------
Distributions paid from investment income                         --                 --                --                   --
                                                              ------              ------           ------               ------
Net asset value per share, end of period                       $6.78              $6.75             $6.74                $6.75

NET ASSETS, END OF PERIOD (in thousands)                      $7,227               $207               $94                 $111

Total investment return at net asset value(3,4)               (32.20)%            (32.50)%         (32.60)%             (32.50)%

Ratios to average net assets:(5)
  Net expenses                                                  1.73%              2.38%             2.38%                2.41%
  Gross expenses                                                4.08%              4.32%             4.32%                4.35%
  Net investment loss                                          (0.01)%            (0.64)%           (0.59)%              (0.85)%
Portfolio turnover rate(4)                                     51.58%             51.58%            51.58%               51.58%


1. Commenced operations on March 1, 2000. 2. Includes gains and losses on foreign currency transactions. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor.

If the effect of bonus shares was included, total return for Class X shares would have been (31.15)% for the period ended 10/31/00. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized. 6. Amount represents less than $0.01.


FINANCIAL HIGHLIGHTS
ING GLOBAL COMMUNICATIONS FUND



 For a share of beneficial interest outstanding         Class A Shares(1)  Class B Shares(1)   Class C Shares(1)   Class X Shares(1)
 throughout the period:                                    10/31/00           10/31/00             10/31/00            10/31/00
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period             $10.00               $10.00               $10.00               $10.00

From investment operations:
  Net investment loss                                       (0.06)               (0.09)               (0.09)               (0.08)
  Net realized and unrealized loss(2)                       (2.64)               (2.64)               (2.63)               (2.64)
                                                          -------              -------               ------               ------
  Total from investment operations                          (2.70)               (2.73)               (2.72)               (2.72)
                                                          -------              -------               ------               ------
Distributions paid from investment income                      --                   --                   --                   --
                                                          -------              -------               ------               ------
Net asset value per share, end of period                    $7.30                $7.27                $7.28                $7.28

NET ASSETS, END OF PERIOD (in thousands)                  $55,459              $31,035               $7,603               $1,728

Total investment return at net asset value(3,4)            (27.00)%             (27.30)%             (27.20)%             (27.20)%
Ratios to average net assets:(5)
  Net expenses                                               1.37%                2.01%                2.01%                1.99%
  Gross expenses                                             2.56%                2.81%                2.81%                2.79%
  Net investment loss                                       (1.02)%              (1.67)%              (1.68)%              (1.70)%
Portfolio turnover rate(4)                                  60.13%               60.13%               60.13%               60.13%


1. Commenced operations on March 1, 2000. 2. Includes gains and losses on foreign currency transactions. 3. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor.

If the effect of bonus shares was included, total return for Class X shares would have been (25.74)% for the period ended 10/31/00. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 4. Not annualized. 5. Annualized.


22 ING Global / International Mutual Funds Annual Report / October 31, 2000

FINANCIAL HIGHLIGHTS
ING GLOBAL INFORMATION TECHNOLOGY FUND


 For a share of beneficial interest outstanding           Class A Shares(1)        Class B Shares(1)        Class C Shares(1)
 throughout each period:                                 10/31/00   10/31/99      10/31/00   10/31/99      10/31/00   10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period           $17.38      $10.00        $17.28     $10.00        $17.28     $10.00

From investment operations:
  Net investment loss                                     (0.33)      (0.13)        (0.41)     (0.08)        (0.42)     (0.05)
  Net realized and unrealized gain(3)                     10.41        7.51         10.30       7.36         10.30       7.33
                                                       --------     -------       -------     ------       -------     ------
  Total from investment operations                        10.08        7.38          9.89       7.28          9.88       7.28
                                                       --------     -------       -------     ------       -------     ------
Distributions paid from capital gain                      (0.84)         --         (0.84)        --         (0.84)        --
                                                       --------     -------       -------     ------       -------     ------
Net asset value per share, end of period                 $26.62      $17.38        $26.33     $17.28        $26.32     $17.28

NET ASSETS, END OF PERIOD (in thousands)               $108,763     $54,798       $37,915     $5,964       $18,486     $2,102

Total investment return at net asset value(4)             58.61%      73.80%(5)     57.82%     72.80%(5)     57.77%     72.80%(5)
Ratios to average net assets:
  Net expenses                                             1.53%       1.57%(6)      2.17%      2.25%(6)      2.17%      2.24%(6)
  Gross expenses                                           2.65%       2.95%(6)      2.89%      3.22%(6)      2.89%      3.20%(6)
  Net investment loss                                     (1.30)%     (1.29)%(6)    (1.94)%    (2.04)%(6)    (1.94)%    (2.05)%(6)
Portfolio turnover rate                                   76.74%      56.88%(5)     76.74%     56.88%(5)     76.74%     56.88%(5)


 For a share of beneficial interest outstanding         Class X Shares(2)
 throughout each period:                               10/31/00   10/31/99
-----------------------------------------------------------------------------
Net asset value per share, beginning of period          $17.29     $12.42

From investment operations:
  Net investment loss                                    (0.46)     (0.13)
  Net realized and unrealized gain(3)                    10.34       5.00
                                                        ------     ------
  Total from investment operations                        9.88       4.87
                                                        ------     ------
Distributions paid from capital gain                     (0.84)        --
                                                        ------     ------
Net asset value per share, end of period                $26.33     $17.29

NET ASSETS, END OF PERIOD (in thousands)                $8,209     $2,545

Total investment return at net asset value(4)            57.73%     39.21%(5)
Ratios to average net assets:
  Net expenses                                            2.18%      2.25%(6)
  Gross expenses                                          2.89%      3.22%(6)
  Net investment loss                                    (1.94)%    (2.02)%(6)
Portfolio turnover rate                                  76.74%     56.88%(5)


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 11, 1999. 3. Includes gains and losses on foreign currency transactions. 4. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 60.89% for the year ended 10/31/00 and 42.00% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 5. Not annualized. 6. Annualized.


FINANCIAL HIGHLIGHTS
ING EUROPEAN EQUITY FUND



 For a share of beneficial interest                   Class A Shares(1)             Class B Shares(1)       Class C Shares(1)
 outstanding throughout each period:                10/31/00   10/31/99          10/31/00   10/31/99       10/31/00   10/31/99
-------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period      $10.95       $10.00          $10.89      $10.00         $10.89     $10.00

From investment operations(3):
  Net investment income (loss)                       (0.01)        0.04           (0.08)       0.00(8)       (0.06)     (0.01)
  Net realized and unrealized gain(4)                 0.34         0.91            0.33        0.89           0.27       0.90
                                                   -------      -------          ------        ----           ----        ---
  Total from investment operations                    0.33         0.95            0.25        0.89           0.21       0.89
                                                   -------      -------          ------        ----           ----        ---
Distributions paid from:
  Investment income                                  (0.05)          --           (0.03)         --          (0.05)        --
  Capital gain                                       (0.28)          --           (0.28)         --          (0.28)        --
                                                   -------      -------          ------        ----           ----        ---
  Total distributions                                (0.33)          --           (0.31)         --          (0.33)        --
                                                   -------      -------          ------        ----           ----        ---
Net asset value per share, end of period            $10.95       $10.95          $10.83      $10.89         $10.77     $10.89

NET ASSETS, END OF PERIOD (in thousands)           $31,985      $28,746          $1,117        $849           $188        $62

Total investment return at net asset value(5)         2.93%        9.50%(6)        2.14%       8.90%(6)       1.76%      8.90%(6)
Ratios to average net assets:
  Net expenses                                        1.63%        1.61%(7)        2.28%       2.27%(7)       2.28%      2.26%(7)
  Gross expenses                                      2.83%        3.06%(7)        3.08%       3.35%(7)       3.08%      3.34%(7)
  Net investment income (loss)                       (0.09)%       0.48%(7)       (0.75)%     (0.08)%(7)     (0.68)%    (0.15)%(7)
Portfolio turnover rate                              60.93%       62.91%(6)       60.93%      62.91%(6)      60.93%     62.91%(6)



 For a share of beneficial interest                  Class X Shares(2)
 outstanding throughout each period:                10/31/00    10/31/99
------------------------------------------------------------------------
Net asset value per share, beginning of period       $10.89      $10.53

From investment operations(3):
  Net investment income (loss)                        (0.07)       0.01
  Net realized and unrealized gain(4)                  0.33        0.35
                                                     ------      ------
  Total from investment operations                     0.26        0.36
                                                     ------      ------
Distributions paid from:
  Investment income                                   (0.02)         --
  Capital gain                                        (0.28)         --
                                                     ------      ------
  Total distributions                                 (0.30)         --
                                                     ------      ------
Net asset value per share, end of period             $10.85      $10.89

NET ASSETS, END OF PERIOD (in thousands)               $845        $707

Total investment return at net asset value(5)          2.27%       3.42%(6)
Ratios to average net assets:
  Net expenses                                         2.28%       2.26%(7)
  Gross expenses                                       3.08%       3.35%(7)
  Net investment income (loss)                        (0.62)%      0.11%(7)
Portfolio turnover rate                               60.93%      62.91%(6)



1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class X shares commenced offering on January 15, 1999. 3. Per share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year. 4. Includes gains and losses on foreign currency transactions.
5. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 4.31% for the year ended 10/31/00 and 5.49% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 6. Not annualized. 7. Annualized. 8. Amount represents less than $0.01.

   ING Global / International Mutual Funds Annual Report / October 31, 2000  23

FINANCIAL HIGHLIGHTS
ING INTERNATIONAL EQUITY FUND


 For a share of beneficial interest                  Class A Shares(1)       Class B Shares(1)          Class C Shares(1)
 outstanding  throughout each period:               10/31/00    10/31/99     10/31/00   10/31/99        10/31/00  10/31/99
------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period       $11.82     $10.00        $11.76     $10.00         $11.76      $10.00

From investment operations(4):
  Net investment income (loss)                        (0.01)      0.04         (0.07)     (0.01)         (0.06)      (0.01)
  Net realized and unrealized gain (loss)(5)          (0.43)      1.78         (0.45)      1.77          (0.46)       1.77
                                                    -------     ------        ------       ----         ------        ----
  Total from investment operations                    (0.44)      1.82         (0.52)      1.76          (0.52)       1.76
                                                    -------     ------        ------       ----         ------        ----
Distributions paid from:
  Investment income                                   (0.06)        --         (0.07)        --          (0.09)         --
  Capital gain                                        (0.50)        --         (0.50)        --          (0.50)         --
                                                    -------     ------        ------       ----         ------        ----
  Total distributions                                 (0.56)        --         (0.57)        --          (0.59)         --
                                                    -------     ------        ------       ----         ------        ----
Net asset value per share, end of period             $10.82     $11.82        $10.67     $11.76         $10.65      $11.76

NET ASSETS, END OF PERIOD (in thousands)            $48,484    $32,106        $2,167       $680         $2,110        $417

Total investment return at net asset value(6)         (4.43)%    18.20%(7)     (5.15)%    17.60%(7)      (5.19)%     17.60%(7)
Ratios to average net assets:
  Net expenses                                         1.60%      1.59%(8)      2.25%      2.23%(8)       2.25%       2.20%(8)
  Gross expenses                                       2.83%      3.04%(8)      3.08%      3.30%(8)       3.08%       3.39%(8)
  Net investment income (loss)                        (0.14)%     0.44%(8)     (0.76)%    (0.32)%(8)     (0.76)%     (0.59)%(8)
Portfolio turnover rate                              132.05%    105.44%(7)    132.05%    105.44%(7)     132.05%     105.44%(7)


 For a share of beneficial interest                  Class I Shares(2)           Class X Shares(3)
 outstanding  throughout each period:               10/31/00     10/31/99       10/31/00  10/31/99
---------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period       $11.82      $11.29         $11.76      $10.24

From investment operations(4):
  Net investment income (loss)                         0.05        0.00(9)      (0.08)      (0.01)
  Net realized and unrealized gain (loss)(5)          (0.42)       0.53          (0.41)       1.53
                                                     ------      ------         ------      ------
  Total from investment operations                    (0.37)       0.53          (0.49)       1.52
                                                     ------      ------         ------      ------
Distributions paid from:
  Investment income                                   (0.12)         --          (0.06)         --
  Capital gain                                        (0.50)         --          (0.50)         --
                                                     ------      ------         ------      ------
  Total distributions                                 (0.62)         --          (0.56)         --
                                                     ------      ------         ------      ------
Net asset value per share, end of period             $10.83      $11.82         $10.71      $11.76

NET ASSETS, END OF PERIOD (in thousands)               $113         $89           $665        $347

Total investment return at net asset value(6)         (3.88)%      4.69%(7)      (4.91)%     14.84%(7)
Ratios to average net assets:
  Net expenses                                         1.05%       1.04%(8)       2.25%       2.23%(8)
  Gross expenses                                       1.83%       2.63%(8)       3.08%       3.32%(8)
  Net investment income (loss)                         0.43%      (0.03)%(8)     (0.79)%     (0.24)%(8)
Portfolio turnover rate                              132.05%     105.44%(7)     132.05%     105.44%(7)


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on September 27, 1999. 3. Class X shares commenced offering on February 16, 1999. 4. Per share calculation for the year ended October 31, 2000 is based on average number of shares outstanding during the year. 5. Includes gains and losses on foreign currency transactions. 6. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (3.01)% for the year ended 10/31/00 and 17.14% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 7. Not annualized. 8. Annualized. 9. Amount represents less than $0.01.


FINANCIAL HIGHLIGHTS
ING GLOBAL BRAND NAMES FUND


 For a share of beneficial interest                  Class A Shares(1)            Class B Shares(1)           Class C Shares(1)
 outstanding  throughout each period:              10/31/00     10/31/99       10/31/00      10/31/99       10/31/00    10/31/99
---------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period      $11.57       $10.00         $11.50        $10.00         $11.51     $10.00

From investment operations:
  Net investment loss                                (0.06)       (0.02)         (0.12)        (0.04)         (0.11)     (0.06)
  Net realized and unrealized gain(5)                 0.62         1.59           0.60          1.54           0.59       1.57
                                                   -------      -------         ------        ------        -------     ------
  Total from investment operations                    0.56         1.57           0.48          1.50           0.48       1.51
                                                   -------      -------         ------        ------        -------     ------
Distributions paid from capital gain                 (0.16)          --          (0.16)           --          (0.16)        --
                                                   -------      -------         ------        ------        -------     ------
Net asset value per share, end of period            $11.97       $11.57         $11.82        $11.50         $11.83     $11.51

NET ASSETS, END OF PERIOD (in thousands)           $36,015      $35,376         $5,119        $2,841        $13,786     $7,548

Total investment return at net asset value(6)         4.81%       15.70%(7)       4.13%        15.00%(7)       4.13%     15.10%(7)
Ratios to average net assets:
  Net expenses                                        1.49%        1.48%(8)       2.13%         2.14%(8)       2.13%      2.13%(8)
  Gross expenses                                      2.49%        2.68%(8)       2.73%         2.93%(8)       2.73%      2.93%(8)
  Net investment loss                                (0.50)%      (0.18)%(8)     (1.12)%       (0.97)%(8)     (1.12)%    (0.78)%(8)
Portfolio turnover rate                              42.35%       11.09%(7)      42.35%        11.09%(7)      42.35%     11.09%(7)

 For a share of beneficial interest                  Class I Shares(2)           Class X Shares(3)
 outstanding  throughout each period:              10/31/00(4)  10/31/99        10/31/00    10/31/99
-----------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period       N/A       $11.34           $11.52       $10.76

From investment operations:
  Net investment loss                                N/A         0.00(9)        (0.13)       (0.05)
  Net realized and unrealized gain(5)                N/A         0.24             0.60         0.81
                                                   -------     ------            -----        ------
  Total from investment operations                   N/A         0.24             0.47         0.76
                                                   -------     ------            -----        ------
Distributions paid from capital gain                  --           --            (0.16)          --
                                                   -------     ------            -----        ------
Net asset value per share, end of period             N/A       $11.58           $11.83       $11.52

NET ASSETS, END OF PERIOD (in thousands)             N/A         $461           $2,878       $2,316

Total investment return at net asset value(6)        N/A         2.12%(7)         4.04%        7.06%(7)
Ratios to average net assets:
  Net expenses                                       N/A         0.96%(8)         2.14%        2.14%(8)
  Gross expenses                                     N/A         1.68%(8)         2.74%        2.93%(8)
  Net investment loss                                N/A        (0.12)%(8)       (1.15)%      (0.87)%(8)
Portfolio turnover rate                              N/A        11.09%(7)        42.35%       11.09%(7)


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29, 1999. 3. Class X shares commenced offering on January 14, 1999. 4. Class I shares were fully redeemed on December 29, 1999.
5. Includes gains and losses on foreign currency transactions. 6. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been 6.12% for the year ended 10/31/00 and 9.20% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 7. Not annualized. 8. Annualized. 9. Amount represents less than $0.01.


24  ING Global / International Mutual Funds Annual Report / October 31, 2000

FINANCIAL HIGHLIGHTS
ING INTERNATIONAL BOND FUND


 For a share of beneficial interest                    Class A Shares(1)          Class B Shares(1)        Class C Shares(1)
 outstanding throughout each period:                 10/31/00      10/31/99      10/31/00     10/31/99     10/31/00    10/31/99
------------------------------------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period         $8.78       $10.00          $8.78      $10.00          $8.79      $10.00

From investment operations(5):
  Net investment income                                 0.25         0.20           0.20        0.18           0.15        0.17
  Net realized and unrealized loss(6)                  (0.92)       (1.21)         (0.93)      (1.25)         (0.88)      (1.23)
                                                     -------      -------           ----        ----            ---         ---
  Total from investment operations                     (0.67)       (1.01)         (0.73)      (1.07)         (0.73)      (1.06)
                                                     -------      -------           ----        ----            ---         ---
Distributions paid from:
  Investment income                                       --           --             --          --             --          --
  Return of capital                                    (0.20)       (0.21)         (0.16)      (0.15)         (0.16)      (0.15)
                                                     -------      -------           ----        ----            ---         ---
  Total distributions                                  (0.20)       (0.21)         (0.16)      (0.15)         (0.16)      (0.15)
                                                     -------      -------           ----        ----            ---         ---
Net asset value per share, end of period               $7.91        $8.78          $7.89       $8.78          $7.90       $8.79

NET ASSETS, END OF PERIOD (in thousands)             $21,363      $23,630           $418        $520            $39         $14

Total investment return at net asset value(7)          (7.67)%     (10.16)%(8)     (8.38)%    (10.71)%(8)     (8.37)%    (10.60)%(8)
Ratios to average net assets:
  Net expenses                                          1.51%        1.48%(9)       2.16%       2.12%(9)       2.17%       2.13%(9)
  Gross expenses                                        2.81%        2.78%(9)       3.06%       3.01%(9)       3.06%       3.02%(9)
  Net investment income                                 3.01%        2.51%(9)       2.33%       2.26%(9)       2.32%       2.20%(9)
Portfolio turnover rate                               151.28%      140.92%(8)     151.28%     140.92%(8)     151.28%     140.92%(8)


 For a share of beneficial interest                      Class I Shares(2)         Class X Shares(3)
 outstanding throughout each period:                  10/31/00(4)   10/31/99      10/31/00    10/31/99
--------------------------------------------------------------------------------------------------------
Net asset value per share, beginning of period            N/A        $8.97          $8.78       $9.87

From investment operations(5):
  Net investment income                                   N/A         0.09           0.20        0.16
  Net realized and unrealized loss(6)                     N/A        (0.21)         (0.93)      (1.11)
                                                       -------      ------          -----       -----
  Total from investment operations                        N/A        (0.12)         (0.73)      (0.95)
                                                       -------      ------          -----       -----
Distributions paid from:
  Investment income                                       N/A           --             --          --
  Return of capital                                       N/A        (0.09)         (0.16)      (0.14)
                                                       -------      ------          -----       -----
  Total distributions                                     N/A        (0.09)         (0.16)      (0.14)
                                                       -------      ------          -----       -----
Net asset value per share, end of period                  N/A        $8.76          $7.89       $8.78
NET ASSETS, END OF PERIOD (in thousands)                  N/A           $5           $548        $736

Total investment return at net asset value(7)             N/A        (1.35)%(8)     (8.38)%     (9.64)%(8)
Ratios to average net assets:
  Net expenses                                            N/A         1.03%(9)       2.17%       2.12%(9)
  Gross expenses                                          N/A         1.81%(9)       3.06%       3.01%(9)
  Net investment income                                   N/A         3.84%(9)       2.36%       2.26%(9)
Portfolio turnover rate                                   N/A       140.92%(8)     151.28%     140.92%(8)


1. Class A, B and C shares commenced operations on December 15, 1998. 2. Class I shares commenced offering on July 29, 1999. 3. Class X shares commenced offering on January 11, 1999. 4. Class I shares were fully redeemed on September 1, 2000.
5. Per share calculation is based on average number of shares outstanding during the period. 6. Includes gains and losses on foreign currency transactions. 7. Total return assumes reinvestment of all dividend and capital gain distributions, if any, and does not reflect the deduction of the applicable sales load with respect to Class A shares or the applicable contingent deferred sales load with respect to Class B, C, and X shares. Total return for Class X shares does not include the 2.00% bonus shares paid by the Distributor. If the effect of bonus shares was included, total return for Class X shares would have been (6.55)% for the year ended 10/31/00 and (7.83)% for the period ended 10/31/99. Total returns would be lower if part of the Fund's expenses were not waived or reimbursed. 8. Not annualized. 9. Annualized.


   ING Global / International Mutual Funds Annual Report / October 31, 2000   25

OCTOBER 31, 2000




STATEMENTS OF ASSETS & LIABILITIES


                                                                 ING                                  ING
                                                               EMERGING           ING                GLOBAL             ING
                                                               MARKETS           GLOBAL            INFORMATION        EUROPEAN
                                                               EQUITY         COMMUNICATIONS       TECHNOLOGY          EQUITY
                                                                FUND              FUND                FUND              FUND
-----------------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                           $9,815,429        $120,070,222        $157,825,231       $30,304,001
                                                             ----------        ------------        ------------       -----------
Investments in securities, at value                          $7,379,125         $95,149,832        $169,776,532       $31,822,462
Repurchase agreements, at value                                 248,000                --             3,567,000           484,000
Cash                                                             59,971                --                  --              23,194
Foreign currency, at value                                        1,740                  11                --               3,950
Receivable for investment securities sold                         9,570           3,719,503             119,209           279,263
Receivable for fund shares sold                                   1,606             233,311             643,796         1,894,957
Receivable for open foreign currency contracts (Note 6)            --                  --                  --               1,362
Dividend and interest receivable                                  3,798              13,992              15,466            68,208
Prepaid expenses                                                  1,087               3,774              10,298             6,632
                                                             ----------        ------------        ------------       -----------
Total Assets                                                  7,704,897          99,120,423         174,132,301        34,584,028

LIABILITIES:
Payable for investment securities purchased                       9,509           1,413,138             213,300           390,424
Payable to bank                                                    --             1,314,556                  44              --
Payable for fund shares redeemed                                  4,724             298,780             220,916              --
Payable for open foreign currency contracts (Note 6)              5,371                --                  --                 100
Management fee payable (Note 3)                                   2,043              21,348              93,433            23,977
Distribution fee payable (Note 3)                                   895              31,843              51,554             3,859
Dividend payable                                                   --                  --                  --                --
Other accrued expenses                                           43,113             214,965             179,719            30,490
                                                             ----------        ------------        ------------       -----------
Total Liabilities                                                65,655           3,294,630             758,966           448,850

NET ASSETS                                                   $7,639,242         $95,825,793        $173,373,335       $34,135,178

Composition of Net Assets:
   Par value of shares of beneficial interest                    $1,128             $13,144              $6,540            $3,121
   Capital paid in excess of par value                       11,130,930         129,044,465         112,603,146        31,508,321
   Accumulated net investment income (loss)                       3,225                --                  --              (1,262)
   Accumulated net realized gain (loss)                      (1,054,281)         (8,310,926)         48,812,646         1,111,469
   Net unrealized appreciation (depreciation)
     of investments and foreign currency                     (2,441,760)        (24,920,890)         11,951,003         1,513,529

NET ASSETS                                                   $7,639,242         $95,825,793        $173,373,335       $34,135,178

Class A Shares
   Net Assets                                                $7,227,124         $55,459,229        $108,763,113       $31,984,625
   Shares Outstanding                                         1,066,481           7,592,927           4,085,470         2,921,965
   Net Asset Value Per Share
     (and redemption price)                                       $6.78               $7.30              $26.62            $10.95
   Maximum Public Offering Price                                  $7.19(1)            $7.75(1)           $28.24(1)         $11.62(1)
Class B Shares
   Net Assets                                                  $207,015         $31,035,339         $37,915,362        $1,117,406
   Shares Outstanding                                            30,659           4,269,680           1,439,839           103,204
   Net Asset Value Per Share(3)                                   $6.75               $7.27              $26.33            $10.83
Class C Shares
   Net Assets                                                   $93,644          $7,603,343         $18,486,215          $188,223
   Shares Outstanding                                            13,886           1,043,806             702,394            17,475
   Net Asset Value Per Share(4)                                   $6.74               $7.28              $26.32            $10.77
Class I Shares
   Net Assets                                                      --                  --                  --                --
   Shares Outstanding                                              --                  --                  --                --
   Net Asset Value Per Share
     (and redemption price)                                        --                  --                  --                --
Class X Shares
   Net Assets                                                  $111,459          $1,727,882          $8,208,645          $844,924
   Shares Outstanding                                            16,519             237,281             311,818            77,908
   Net Asset Value Per Share(3)                                   $6.75               $7.28              $26.33            $10.85


                                                                                       ING
                                                                     ING               GLOBAL              ING
                                                                 INTERNATIONAL         BRAND           INTERNATIONAL
                                                                    EQUITY             NAMES               BOND
                                                                     FUND              FUND                FUND
----------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments in securities, at cost                               $50,454,123         $53,434,536        $23,645,349
                                                                 -----------         -----------        -----------
Investments in securities, at value                              $47,417,425         $56,892,844        $21,703,230
Repurchase agreements, at value                                    4,729,000             267,000            413,000
Cash                                                                  44,062                  91             28,185
Foreign currency, at value                                              --                  --               85,406
Receivable for investment securities sold                            119,639             579,863               --
Receivable for fund shares sold                                    1,542,782              76,725               --
Receivable for open foreign currency contracts (Note 6)                 --                  --              397,432
Dividend and interest receivable                                      65,924              84,449            580,515
Prepaid expenses                                                       7,812               7,951              6,820
                                                                 -----------         -----------        -----------
TOTAL ASSETS                                                      53,926,644          57,908,923         23,214,588

LIABILITIES:
Payable for investment securities purchased                          234,785                --              461,501
Payable to bank                                                         --                  --                 --
Payable for fund shares redeemed                                      16,274               2,832               --
Payable for open foreign currency contracts (Note 6)                  29,526                --              332,716
Management fee payable (Note 3)                                       26,714              23,345              9,508
Distribution fee payable (Note 3)                                      6,993              16,225              2,458
Dividend payable                                                        --                  --                   48
Other accrued expenses                                                72,348              67,667             40,607
                                                                 -----------         -----------        -----------
Total Liabilities                                                    386,640             110,069            846,838

NET ASSETS                                                       $53,540,004         $57,798,854        $22,367,750

Composition of Net Assets:
   Par value of shares of beneficial interest                         $4,953              $4,849             $2,830
   Capital paid in excess of par value                            54,772,062          51,184,505         25,314,534
   Accumulated net investment income (loss)                           26,658                --             (152,836)
   Accumulated net realized gain (loss)                            1,806,065           3,153,166           (886,765)
   Net unrealized appreciation (depreciation)
     of investments and foreign currency                          (3,069,734)          3,456,334         (1,910,013)

NET ASSETS                                                       $53,540,004         $57,798,854        $22,367,750

Class A Shares
   Net Assets                                                    $48,484,010         $36,015,207        $21,363,018
   Shares Outstanding                                              4,479,526           3,007,912          2,702,379
   Net Asset Value Per Share
     (and redemption price)                                           $10.82              $11.97              $7.91
   Maximum Public Offering Price                                      $11.48(1)           $12.70(1)           $8.30(2)
Class B Shares
   Net Assets                                                     $2,167,407          $5,119,471           $417,598
   Shares Outstanding                                                203,092             432,956             52,933
   Net Asset Value Per Share(3)                                       $10.67              $11.82              $7.89
Class C Shares
   Net Assets                                                     $2,109,774         $13,785,845            $39,045
   Shares Outstanding                                                198,031           1,165,252              4,942
   Net Asset Value Per Share(4)                                       $10.65              $11.83              $7.90
Class I Shares
   Net Assets                                                       $113,385                --                 --
   Shares Outstanding                                                 10,472                --                 --
   Net Asset Value Per Share
     (and redemption price)                                           $10.83                --                 --
Class X Shares
   Net Assets                                                       $665,428          $2,878,331           $548,089
   Shares Outstanding                                                 62,160             243,285             69,423
   Net Asset Value Per Share(3)                                       $10.71              $11.83              $7.89






1.   Maximum offering price per share is net asset value divided by 94.25%.

2.   Maximum offering price per share is net asset value divided by 95.25%.

3. Redemption price is net asset value per share of Class B and X shares reduced by a 5.00% CDSL if shares are redeemed within one year from purchase (See Note 3).

4. Redemption price is net asset value per share of Class C shares reduced by a 1.00% CDSL if shares are redeemed within one year from purchase (See Note
     3).

 See Notes to Financial Statements.

26  ING Global / International Mutual Funds Annual Report / October 31, 2000

FOR THE PERIOD ENDED OCTOBER 31, 2000

STATEMENTS OF OPERATIONS


                                                   ING                             ING
                                                 EMERGING           ING           GLOBAL          ING            ING
                                                  MARKETS         GLOBAL       INFORMATION      EUROPEAN     INTERNATIONAL
                                                  EQUITY      COMMUNICATIONS    TECHNOLOGY       EQUITY          EQUITY
                                                  FUND(1)         FUND(1)          FUND            FUND           FUND
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                          $25,772        $145,669        $285,827         $12,192       $167,367
Dividend                                           84,919         116,685          83,882         576,713        670,983
Less: foreign withholding tax                      (5,714)         (8,276)         (4,239)        (65,374)       (70,860)
                                                  -------         -------         -------         -------        -------
Total income                                      104,977         254,078         365,470         523,531        767,490

EXPENSES:
Management fees (Note 3)                           76,036         735,149       1,973,710         388,631        651,832
Distribution fees (Note 3)                         31,185         444,834         920,952         174,151        270,131
Transfer agent fees (Note 3)                       24,182         386,288         723,139         105,836        171,305
Shareholder services fees (Note 3)                 15,207         183,787         394,693          84,482        130,043
Registration fees                                  13,163          57,043          79,843          44,683         57,381
Fund accounting fees                               30,427          41,126          40,432          63,743         85,671
Custodian fees                                     32,294          30,464          47,283          48,763         49,888
Professional fees                                  19,444          31,144          43,001          28,447         30,714
Reports to shareholders                             3,210          39,763          53,805          11,551         21,498
Trustees' fees                                      3,500           4,634           6,622           4,853          5,098
Other expenses                                        920          12,367          24,568           4,776         10,596
                                                  -------         -------         -------         -------        -------
Total expenses                                    249,568       1,966,599       4,308,048         959,916      1,484,157
                                                  -------         -------         -------         -------        -------
Expenses waived and reimbursed by
    Manager and Distributor (Note 3)             (141,834)       (758,563)     (1,555,108)       (396,360)      (625,089)
                                                  -------         -------         -------         -------        -------
Net expenses                                      107,734       1,208,036       2,752,940         563,556        859,068

NET INVESTMENT INCOME (LOSS)                       (2,757)       (953,958)     (2,387,470)        (40,025)       (91,578)
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 4 AND 6):
Realized gain (loss) from:
   Security transactions                       (1,054,281)     (8,310,926)     51,495,508       1,333,288      2,028,827
   Forward foreign currency contracts             (38,203)           --              --              --         (108,856)
   Foreign currency transactions                  (13,822)       (150,765)       (150,091)        (73,091)      (377,833)

NET REALIZED GAIN (LOSS)                       (1,106,306)     (8,461,691)     51,345,417       1,260,197      1,542,138
Net change in unrealized appreciation
   (depreciation) from:
   Investments                                 (2,436,304)    (24,920,390)     (7,562,896)       (228,874)    (6,255,962)
   Foreign Currencies                              (5,456)           (500)          2,343          (3,990)       (32,482)

NET CHANGE IN UNREALIZED DEPRECIATION          (2,441,760)    (24,920,890)     (7,560,553)       (232,864)    (6,288,444)

Net realized and unrealized gain (loss) on
   investments and foreign currencies          (3,548,066)    (33,382,581)     43,784,864       1,027,333     (4,746,306)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $(3,550,823)   $(34,336,539)    $41,397,394        $987,308    $(4,837,884)

                                                 ING
                                                GLOBAL          ING
                                                 BRAND      INTERNATIONAL
                                                 NAMES          BOND
                                                 FUND           FUND
--------------------------------------------------------------------------------
INVESTMENT INCOME:
Interest                                         $60,458      $1,110,721
Dividend                                         538,975            --
Less: foreign withholding tax                    (24,019)        (23,187)
                                                 -------       ---------
Total income                                     575,414       1,087,534

EXPENSES:
Management fees (Note 3)                         575,424         233,945
Distribution fees (Note 3)                       334,843         119,807
Transfer agent fees (Note 3)                     214,815          73,835
Shareholder services fees (Note 3)               143,700          58,483
Registration fees                                 52,600          45,776
Fund accounting fees                              39,105          27,789
Custodian fees                                    46,035          46,917
Professional fees                                 28,967          25,697
Reports to shareholders                           24,929          15,311
Trustees' fees                                     5,289           4,675
Other expenses                                    10,666           7,684
                                               ---------       ---------
Total expenses                                 1,476,373         659,919
                                               ---------       ---------
Expenses waived and reimbursed by
    Manager and Distributor (Note 3)            (498,503)       (298,525)
                                               ---------       ---------
Net expenses                                     977,870         361,394

NET INVESTMENT INCOME (LOSS)                    (402,456)        726,140
REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS AND FOREIGN CURRENCIES
   (NOTES 4 AND 6):
Realized gain (loss) from:
   Security transactions                       3,155,924      (2,360,675)
   Forward foreign currency contracts               --          (166,423)
   Foreign currency transactions                 (64,377)        (83,074)

NET REALIZED GAIN (LOSS)                       3,091,547      (2,610,172)
Net change in unrealized appreciation
   (depreciation) from:
   Investments                                  (777,858)        (57,842)
   Foreign Currencies                             (2,218)         38,811

NET CHANGE IN UNREALIZED DEPRECIATION           (780,076)        (19,031)
Net realized and unrealized gain (loss) on
   investments and foreign currencies          2,311,471      (2,629,203)

NET INCREASE (DECREASE) IN NET ASSETS
RESULTING FROM OPERATIONS                     $1,909,015     $(1,903,063)

1.   Commenced operations on March 1, 2000.

See Notes to Financial Statements.


   ING Global / International Mutual Funds Annual Report / October 31, 2000   27

STATEMENTS OF CHANGES IN NET ASSETS


                                                                        ING EMERGING         ING GLOBAL
                                                                          MARKETS           COMMUNICATIONS
                                                                        EQUITY FUND             FUND
                                                                     -------------------   ---------------------
                                                                        Period Ended         Period Ended
                                                                     October 31, 2000(1)   October 31, 2000(1)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                                $(2,757)           $(953,958)
Net realized gain (loss) on investments and foreign currency             (1,106,306)          (8,461,691)
Net change in unrealized appreciation (depreciation)                     (2,441,760)         (24,920,890)
                                                                         ----------          -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          (3,550,823)         (34,336,539)
                                                                         ----------          -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                              --                   --
   Class B shares                                                              --                   --
   Class C shares                                                              --                   --
   Class I shares                                                              --                   --
   Class X shares                                                              --                   --
                                                                         ----------          -----------
                                                                               --                   --
                                                                         ----------          -----------
Capital gain
   Class A shares                                                              --                   --
   Class B shares                                                              --                   --
   Class C shares                                                              --                   --
   Class I shares                                                              --                   --
   Class X shares                                                              --                   --
                                                                         ----------          -----------
                                                                               --                   --
                                                                         ----------          -----------
Return of capital
   Class A shares                                                              --                   --
   Class B shares                                                              --                   --
   Class C shares                                                              --                   --
   Class I shares                                                              --                   --
   Class X shares                                                              --                   --
                                                                         ----------          -----------
                                                                               --                   --
                                                                         ----------          -----------
TOTAL DISTRIBUTIONS PAID                                                       --                   --
                                                                         ----------          -----------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                        10,684,433           86,861,183
   Class B shares                                                           358,854           47,927,080
   Class C shares                                                           260,320           13,221,011
   Class I shares                                                              --                   --
   Class X shares                                                           141,870            2,305,393
                                                                         ----------          -----------
                                                                         11,445,477          150,314,667
                                                                         ----------          -----------
Dividend reinvestments
   Class A shares                                                              --                   --
   Class B shares                                                              --                   --
   Class C shares                                                              --                   --
   Class I shares                                                              --                   --
   Class X shares                                                              --                   --
                                                                         ----------          -----------
                                                                               --                   --
                                                                         ----------          -----------
Cost of shares repurchased
   Class A shares                                                           (94,798)         (11,731,420)
   Class B shares                                                           (49,248)          (5,583,505)
   Class C shares                                                          (113,645)          (2,714,001)
   Class I shares                                                              --                   --
   Class X shares                                                            (5,221)            (130,909)
                                                                         ----------          -----------
                                                                           (262,912)         (20,159,835)
                                                                         ----------          -----------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                 11,182,565          130,154,832

INCREASE (DECREASE) IN NET ASSETS                                         7,631,742           95,818,293
NET ASSETS:
Beginning of period                                                           7,500                7,500


END OF PERIOD*                                                           $7,639,242          $95,825,793
*Including net undistributed (overdistributed) investment income of:     $    3,225        $        --


                                                                                 ING GLOBAL
                                                                          INFORMATION TECHNOLOGY FUND
                                                                      ------------------------------------------
                                                                        Year Ended        Period Ended
                                                                      October 31, 2000  October 31, 1999(2)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                            $(2,387,470)      $(469,089)
Net realized gain (loss) on investments and foreign currency             51,345,417       3,961,443
Net change in unrealized appreciation (depreciation)                     (7,560,553)     19,511,556
                                                                        -----------      ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          41,397,394      23,003,910
                                                                        -----------      ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                              --              --
   Class B shares                                                              --              --
   Class C shares                                                              --              --
   Class I shares                                                              --              --
   Class X shares                                                              --              --
                                                                        -----------      ----------
                                                                               --              --
                                                                        -----------      ----------
Capital gain
   Class A shares                                                        (2,824,829)           --
   Class B shares                                                          (441,871)           --
   Class C shares                                                          (232,295)           --
   Class I shares                                                              --              --
   Class X shares                                                          (162,258)           --
                                                                        -----------      ----------
                                                                         (3,661,253)           --
                                                                        -----------      ----------
Return of capital
   Class A shares                                                              --              --
   Class B shares                                                              --              --
   Class C shares                                                              --              --
   Class I shares                                                              --              --
   Class X shares                                                              --              --
                                                                        -----------      ----------
                                                                               --              --
                                                                        -----------      ----------
TOTAL DISTRIBUTIONS PAID                                                 (3,661,253)           --
                                                                        -----------      ----------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                        95,688,028      34,340,200
   Class B shares                                                        36,086,827       4,934,897
   Class C shares                                                        20,725,083       1,826,104
   Class I shares                                                              --              --
   Class X shares                                                         5,561,003       2,009,012
                                                                        -----------      ----------
                                                                        158,060,941      43,110,213
                                                                        -----------      ----------
Dividend reinvestments
   Class A shares                                                         2,671,739            --
   Class B shares                                                           369,198            --
   Class C shares                                                           166,554            --
   Class I shares                                                              --              --
   Class X shares                                                           118,224            --
                                                                        -----------      ----------
                                                                          3,325,715            --
                                                                        -----------      ----------
Cost of shares repurchased
   Class A shares                                                       (77,708,627)       (542,965)
   Class B shares                                                        (6,737,097)        (61,977)
   Class C shares                                                        (5,276,898)        (27,703)
   Class I shares                                                              --              --
   Class X shares                                                        (1,436,415)        (79,046)
                                                                        -----------      ----------
                                                                        (91,159,037)       (711,691)
                                                                        -----------      ----------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                 70,227,619      42,398,522


INCREASE (DECREASE) IN NET ASSETS                                       107,963,760      65,402,432
NET ASSETS:
Beginning of period                                                      65,409,575           7,143


END OF PERIOD*                                                         $173,373,335     $65,409,575
*Including net undistributed (overdistributed) investment income of:  $        --             $(142)

1. Commenced operations on March 1, 2000.
2. Commenced operations on December 15, 1998.
See Notes to Financial Statements.

28   ING Global / International Mutual Funds Annual Report / October 31, 2000


                                                                              ING EUROPEAN EQUITY FUND
                                                                         ---------------------------------------
                                                                           Year Ended            Period Ended
                                                                         October 31, 2000     October 31, 1999(2)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                               $(40,025)               $116,340
Net realized gain (loss) on investments and foreign currency              1,260,197                 687,271
Net change in unrealized appreciation (depreciation)                       (232,864)              1,746,393
                                                                         ----------              ----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             987,308               2,550,004
                                                                         ----------              ----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                          (137,855)                   --
   Class B shares                                                            (2,147)                   --
   Class C shares                                                              (249)                   --
   Class I shares                                                              --                      --
   Class X shares                                                            (1,176)                   --
                                                                         ----------              ----------
                                                                           (141,427)                   --
                                                                         ----------              ----------
Capital gain
   Class A shares                                                          (752,031)                   --
   Class B shares                                                           (22,715)                   --
   Class C shares                                                            (2,187)                   --
   Class I shares                                                              --                      --
   Class X shares                                                           (18,770)                   --
                                                                         ----------              ----------
                                                                           (795,703)                   --
                                                                         ----------              ----------
Return of capital
   Class A shares                                                              --                      --
   Class B shares                                                              --                      --
   Class C shares                                                              --                      --
   Class I shares                                                              --                      --
   Class X shares                                                              --                      --
                                                                         ----------              ----------
                                                                               --                      --
                                                                         ----------              ----------
TOTAL DISTRIBUTIONS PAID                                                   (937,130)                   --
                                                                         ----------              ----------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                        20,170,939              34,004,254
   Class B shares                                                           529,521                 826,835
   Class C shares                                                           177,212                  56,964
   Class I shares                                                              --                      --
   Class X shares                                                           194,506                 681,711
                                                                         ----------              ----------
                                                                         21,072,178              35,569,764
                                                                         ----------              ----------
Dividend reinvestments
   Class A shares                                                           878,229                    --
   Class B shares                                                            21,091                    --
   Class C shares                                                             2,455                    --
   Class I shares                                                              --                      --
   Class X shares                                                            19,952                    --
                                                                         ----------              ----------
                                                                            921,727                    --
                                                                         ----------              ----------
Cost of shares repurchased
   Class A shares                                                       (17,910,649)             (7,742,471)
   Class B shares                                                          (260,463)                (11,090)
   Class C shares                                                           (40,853)                   --
   Class I shares                                                              --                      --
   Class X shares                                                           (60,448)                 (9,842)
                                                                        -----------              ----------
                                                                        (18,272,413)             (7,763,403)
                                                                         ----------              ----------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                  3,721,492              27,806,361


INCREASE (DECREASE) IN NET ASSETS                                         3,771,670              30,356,365
NET ASSETS:
Beginning of period                                                      30,363,508                   7,143


END OF PERIOD*                                                          $34,135,178             $30,363,508
*Including net undistributed (overdistributed) investment income of:        $(1,262)               $141,180






                                                                          ING INTERNATIONAL EQUITY FUND
                                                                     -----------------------------------------
                                                                        Year Ended            Period Ended
                                                                     October 31, 2000       October 31, 1999(2)
----------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                                $(91,578)            $108,546
Net realized gain (loss) on investments and foreign currency               1,542,138            1,437,077
Net change in unrealized appreciation (depreciation)                      (6,288,444)           3,218,710
                                                                          ----------            ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (4,837,884)           4,764,333
                                                                          ----------            ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                           (164,802)                --
   Class B shares                                                             (6,442)                --
   Class C shares                                                             (5,629)                --
   Class I shares                                                             (1,063)                --
   Class X shares                                                             (2,218)                --
                                                                          ----------            ---------
                                                                            (180,154)                --
                                                                          ----------            ---------
Capital gain
   Class A shares                                                         (1,375,835)                --
   Class B shares                                                            (43,757)                --
   Class C shares                                                            (32,189)                --
   Class I shares                                                             (4,401)                --
   Class X shares                                                            (19,296)                --
                                                                          ----------            ---------
                                                                          (1,475,478)                --
                                                                          ----------            ---------
Return of capital
   Class A shares                                                               --                   --
   Class B shares                                                               --                   --
   Class C shares                                                               --                   --
   Class I shares                                                               --                   --
   Class X shares                                                               --                   --
                                                                          ----------            ---------
                                                                                --                   --
                                                                          ----------            ---------
TOTAL DISTRIBUTIONS PAID                                                  (1,655,632)                --
                                                                          ----------            ---------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                         76,283,120           29,823,874
   Class B shares                                                          2,122,634              687,875
   Class C shares                                                          2,393,910              402,152
   Class I shares                                                             67,429               85,270
   Class X shares                                                            516,857              325,080
                                                                          ----------            ---------
                                                                          81,383,950           31,324,251
                                                                          ----------            ---------
Dividend reinvestments
   Class A shares                                                          1,523,312                 --
   Class B shares                                                             49,741                 --
   Class C shares                                                             37,173                 --
   Class I shares                                                              5,464                 --
   Class X shares                                                             21,517                 --
                                                                          ----------            ---------
                                                                           1,637,207                 --
                                                                          ----------            ---------
Cost of shares repurchased
   Class A shares                                                        (55,773,433)          (2,405,072)
   Class B shares                                                           (352,453)             (48,745)
   Class C shares                                                           (333,469)                --
   Class I shares                                                            (34,804)                --
   Class X shares                                                           (133,261)              (2,127)
                                                                          ----------            ---------
                                                                         (56,627,420)          (2,455,944)
                                                                          ----------            ---------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                  26,393,737           28,868,307

INCREASE (DECREASE) IN NET ASSETS                                         19,900,221           33,632,640
NET ASSETS:
Beginning of period                                                       33,639,783                7,143


END OF PERIOD*                                                           $53,540,004          $33,639,783
*Including net undistributed (overdistributed) investment income of:         $26,658             $152,314






                                                                                      ING GLOBAL BRAND NAMES FUND
                                                                               -----------------------------------------
                                                                                 Year Ended             Period Ended
                                                                               October 31, 2000      October 31, 1999(2)
------------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                                     $(402,456)             $(108,428)
Net realized gain (loss) on investments and foreign currency                     3,091,547                743,653
Net change in unrealized appreciation (depreciation)                              (780,076)             4,236,410
                                                                                ----------              ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  1,909,015              4,871,635
                                                                                ----------              ---------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                                     --                     --
   Class B shares                                                                     --                     --
   Class C shares                                                                     --                     --
   Class I shares                                                                     --                     --
   Class X shares                                                                     --                     --
                                                                                ----------              ---------
                                                                                      --                     --
                                                                                ----------              ---------
Capital gain
   Class A shares                                                                 (483,567)                  --
   Class B shares                                                                  (40,698)                  --
   Class C shares                                                                 (104,371)                  --
   Class I shares                                                                   (2,286)                  --
   Class X shares                                                                  (31,851)                  --
                                                                                ----------              ---------
                                                                                  (662,773)                  --
                                                                                ----------              ---------
Return of capital
   Class A shares                                                                     --                     --
   Class B shares                                                                     --                     --
   Class C shares                                                                     --                     --
   Class I shares                                                                     --                     --
   Class X shares                                                                     --                     --
                                                                                ----------              ---------
                                                                                      --                     --
                                                                                ----------              ---------
TOTAL DISTRIBUTIONS PAID                                                          (662,773)                  --
                                                                                ----------              ---------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                               25,387,679             33,423,997
   Class B shares                                                                3,173,074              2,772,072
   Class C shares                                                                7,087,036              7,249,758
   Class I shares                                                                   22,904                456,052
   Class X shares                                                                  980,709              2,238,091
                                                                                ----------              ---------
                                                                                36,651,402             46,139,970
                                                                                ----------              ---------
Dividend reinvestments
   Class A shares                                                                  471,252                   --
   Class B shares                                                                   37,572                   --
   Class C shares                                                                  102,170                   --
   Class I shares                                                                    2,281                   --
   Class X shares                                                                   31,490                   --
                                                                                ----------              ---------
                                                                                   644,765                   --
                                                                                ----------              ---------
Cost of shares repurchased
   Class A shares                                                              (26,599,407)            (2,263,633)
   Class B shares                                                                 (880,327)               (39,010)
   Class C shares                                                                 (783,138)              (131,596)
   Class I shares                                                                 (527,881)                (4,595)
   Class X shares                                                                 (495,371)               (37,345)
                                                                                ----------              ---------
                                                                               (29,286,124)            (2,476,179)
                                                                                ----------              ---------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                         8,010,043             43,663,791


INCREASE (DECREASE) IN NET ASSETS                                                9,256,285             48,535,426
NET ASSETS:
Beginning of period                                                             48,542,569                  7,143


END OF PERIOD*                                                                 $57,798,854            $48,542,569
*Including net undistributed (overdistributed) investment income of:         $        --            $        --






                                                                                  ING INTERNATIONAL BOND FUND
                                                                            ---------------------------------------
                                                                               Year Ended           Period Ended
                                                                            October 31, 2000    October 31, 1999(2)
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS:
Net investment income (loss)                                                   $726,140              $562,584
Net realized gain (loss) on investments and foreign currency                 (2,610,172)           (1,371,116)
Net change in unrealized appreciation (depreciation)                            (19,031)           (1,890,982)
                                                                            -----------           -----------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (1,903,063)           (2,699,514)
                                                                            -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Net investment income
   Class A shares                                                                  --                    (356)
   Class B shares                                                                  --                      (4)
   Class C shares                                                                  --                    --
   Class I shares                                                                  --                    --
   Class X shares                                                                  --                      (6)
                                                                            -----------           -----------
                                                                                   --                    (366)
                                                                            -----------           -----------
Capital gain
   Class A shares                                                                  --                    --
   Class B shares                                                                  --                    --
   Class C shares                                                                  --                    --
   Class I shares                                                                  --                    --
   Class X shares                                                                  --                    --
                                                                            -----------           -----------
                                                                                   --                    --
                                                                            -----------           -----------
Return of capital
   Class A shares                                                              (545,168)             (551,089)
   Class B shares                                                                (9,345)               (5,936)
   Class C shares                                                                  (628)                  (99)
   Class I shares                                                                   (34)                  (51)
   Class X shares                                                               (12,219)               (9,146)
                                                                            -----------           -----------
                                                                               (567,394)             (566,321)
                                                                            -----------           -----------
TOTAL DISTRIBUTIONS PAID                                                       (567,394)             (566,687)
                                                                            -----------           -----------
CAPITAL SHARE TRANSACTIONS (NOTE 9):
Net proceeds from sale of shares
   Class A shares                                                               200,163            26,645,837
   Class B shares                                                               145,314               545,209
   Class C shares                                                                44,784                15,073
   Class I shares                                                                   974                 5,813
   Class X shares                                                                38,942               794,628
                                                                            -----------           -----------
                                                                                430,177            28,006,560
                                                                            -----------           -----------
Dividend reinvestments
   Class A shares                                                               542,738               550,002
   Class B shares                                                                 8,518                 4,861
   Class C shares                                                                   599                    94
   Class I shares                                                                    19                    50
   Class X shares                                                                12,061                 9,128
                                                                            -----------           -----------
                                                                                563,935               564,135
                                                                            -----------           -----------
Cost of shares repurchased
   Class A shares                                                              (663,551)             (379,828)
   Class B shares                                                              (203,689)               (1,867)
   Class C shares                                                               (17,195)               (2,758)
   Class I shares                                                                (6,132)                 (402)
   Class X shares                                                              (171,514)              (20,606)
                                                                            -----------           -----------
                                                                             (1,062,081)             (405,461)
                                                                            -----------           -----------
NET CHANGE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS                        (67,969)           28,165,234


INCREASE (DECREASE) IN NET ASSETS                                            (2,538,426)           24,899,033
NET ASSETS:
Beginning of period                                                          24,906,176                 7,143


END OF PERIOD*                                                              $22,367,750           $24,906,176
*Including net undistributed (overdistributed) investment income of:          $(152,836)             $(67,772)


1.   Commenced operations on March 1, 2000.

2.   Commenced operations on December 15, 1998.

 See Notes to Financial Statements.



  ING Global / International Mutual Funds Annual Report / October 31, 2000   29

October 31, 2000

NOTES TO FINANCIAL STATEMENTS


1.   ORGANIZATION

     ING Emerging Markets Equity Fund, ING Global Communications Fund, ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund and ING International Bond Fund (the "Funds") are separate investment portfolios of the ING Funds Trust (the "Trust"). The Trust was organized as a Delaware business trust on July 30, 1998 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust consists of the Funds and twenty other investment portfolios: the ING U.S. Treasury Money Market Fund, ING Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Intermediate Bond Fund, ING High Yield Bond Fund, ING Mortgage Income Fund, ING National Tax-Exempt Bond Fund, ING Stable Value Fund, ING Large Cap Growth Fund, ING Growth & Income Fund, ING Mid Cap Growth Fund, ING Small Cap Growth Fund, ING Tax Efficient Equity Fund, ING Tax Efficient Equity Value Fund, ING Focus Fund, ING Internet Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund. The financial statements and financial highlights of the other funds are presented in separate annual reports except for the ING U.S. Treasury Money Market Fund, ING National Tax-Exempt Money Market Fund, ING Mortgage Income Fund, ING Stable Value Fund, ING Tax Efficient Equity Value Fund, ING Internet Fund II, ING Balanced Fund, ING Global Real Estate Fund and ING Quality of Life Fund, which have not commenced operations. The Funds offer five classes of shares, which have been designated as Class A, B, C, I and X shares.


2.   SIGNIFICANT ACCOUNTING POLICIES

     The Funds' Financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

     SECURITY VALUATION Securities listed on an exchange or trading in the over-the-counter market are valued on the basis of the last sale prior to the time the valuation is made. If there has been no sale since the immediately previous valuation, then the average of the last bid and asked prices is used. Quotations are taken from the exchange where the security is primarily traded. Portfolio securities which are primarily traded on foreign exchanges are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. Securities for which market quotations are not readily available are valued at the fair value as determined in good faith by or at the direction of the Board of Trustees. Bonds and other fixed income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value.

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME Investment transactions are recorded on trade date. Realized gains and losses from security and foreign currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments.

     FOREIGN CURRENCY TRANSLATION The books and records of the Funds are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions.

     The Funds do not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of foreign securities held. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized foreign exchange gain or loss from foreign currency transactions represent net foreign exchange gain or loss from forward foreign currency contracts, disposition of foreign currencies, sale of international bonds, currency gain or loss realized between the trade and settlement dates on security transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gain or loss arises from changes in value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Funds are permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as an unrealized gain or loss. Realized gains or losses are recognized when the contracts are settled. When a Fund enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will be equal to the amount of the Fund's commitment with respect to the contract.

     Risks may arise from forward foreign currency exchange contracts with respect to the potential inability of counterparties to meet the terms of their contracts. A forward foreign currency exchange contract may also limit any potential gain which might result should the value of such currency increase.


30   ING Global / International Mutual Funds Annual Report / October 31, 2000

     U.S. FEDERAL TAX STATUS Each Fund intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Fund intends not to be subject to U.S. federal excise tax.

     FOREIGN WITHHOLDING TAXES Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

     DIVIDENDS AND DISTRIBUTIONS The ING International Bond Fund declares daily dividends from net investment income. Dividends are paid monthly, generally on the last business day of each month. ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund, ING Global Communications Fund and ING Emerging Markets Equity Fund declare and pay annually substantially all of the Funds' net investment income. Distribution of net realized gains, if any, will be declared and paid at least annually by each Fund.

     Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles.

     EXPENSES Expenses directly attributable to a Fund and a specific class are charged to that Fund or class, other expenses are allocated proportionately among each Fund within the Trust in relation to the net assets of each Fund, or on another reasonable basis.


3.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     MANAGER AND SUB-ADVISERS ING Mutual Funds Management Co. LLC (the "Manager"), a wholly-owned indirect subsidiary of ING Groep, N.V. ("ING Group"), serves as the manager of the Funds pursuant to a Management Agreement with the Trust. The Trust pays the Manager for its services under the Management Agreement a fee, payable monthly, based on an annual rate of the average daily net assets of each Fund. The Manager has entered into various Sub-Advisory Agreements with entities (the "Sub-Advisers") which are wholly-owned indirect subsidiaries of ING Group. Under the Sub-Advisory Agreements, the Sub-Advisers have full investment discretion and make all determinations with respect to the investment of a Fund's assets and the purchase and sale of portfolio securities and other investments. Pursuant to the Sub-Advisory Agreements, the Manager pays to the Sub-Advisers a monthly fee based on an annual rate of the average daily net assets of each Fund. The applicable management fee, sub-advisory fee, and the Sub-Adviser for each Fund are indicated below:



   Fund Name                                     Sub-Adviser                                 Management Fee   Sub-Advisory Fee
------------------------------------------------------------------------------------------------------------------------------
   ING Emerging Markets Equity Fund              Baring Asset Management, Inc.,               1.25%           0.625%
                                                 Baring Asset Management (Asia) Ltd.,
                                                 Baring International Investment Ltd.
------------------------------------------------------------------------------------------------------------------------------
   ING Global Communications Fund                ING Investment Management Advisors B.V.      1.00            0.500
------------------------------------------------------------------------------------------------------------------------------
   ING Global Information Technology Fund        ING Investment Management Advisors B.V.      1.25            0.625
------------------------------------------------------------------------------------------------------------------------------
   ING European Equity Fund                      ING Investment Management Advisors B.V.      1.15            0.575
------------------------------------------------------------------------------------------------------------------------------
   ING International Equity Fund                 Baring Asset Management, Inc.,               1.25            0.625
                                                 Baring Asset Management (Asia) Ltd.,
                                                 Baring International Investment Ltd.
------------------------------------------------------------------------------------------------------------------------------
   ING Global Brand Names Fund                   ING Investment Management Advisors B.V.      1.00            0.500
------------------------------------------------------------------------------------------------------------------------------
   ING International Bond Fund                   Baring Asset Management, Inc.,               1.00            0.500
                                                 Baring Asset Management (Asia) Ltd.,
                                                 Baring International Investment Ltd.


   For the period ended October 31, 2000, the Manager and the Sub-Advisers were entitled to and waived management and sub-advisory fees as indicated below:

                                                               Management          Management        Sub-Advisory       Sub-Advisory
   Fund Name                                                  Fee Entitled         Fee Waived        Fee Entitled        Fee Waived
------------------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                                  $76,036            $57,027            $38,018            $28,514
------------------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                                    735,149            551,362            367,575            275,681
------------------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund                          1,973,710          1,055,169            986,855            527,585
------------------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                                          388,631            214,405            194,316            107,203
------------------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                                     651,832            353,429            325,916            176,715
------------------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                                       575,424            315,756            287,712            157,878
------------------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                                       233,945            130,037            116,973             65,019


In addition, for the period ended October 31, 2000, the Manager has agreed to reimburse expenses amounting to $58,668 for ING Emerging Markets Equity Fund, $38,187 for ING European Equity Fund, $53,654 for ING International Equity Fund and $44,369 for ING International Bond Fund.




   ING Global / International Mutual Funds Annual Report / October 31, 2000   31

October 31, 2000


NOTES TO FINANCIAL STATEMENTS
(continued)



DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN
The Trust, on behalf of the Funds, has adopted a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act. Each Fund pays ING Funds Distributor, Inc. (the "Distributor") monthly, based on an annual rate of up to 0.50% of average daily net assets attributable to the Funds' Class A shares and 0.75% of average daily net assets attributable to the Funds' Class B, C, and X shares. The distribution fee for all classes may be used by the Distributor for the purpose of financing any activity which is primarily intended to result in the sale of shares of the applicable Fund.

The Funds have adopted a Shareholder Servicing Plan pursuant to which each may pay a service fee up to an annual rate of 0.25% of a Fund's average daily net assets to various banks, trust companies, broker-dealers or other financial organizations including the Manager and its affiliates.

For the period ended October 31, 2000, the Distributor waived part of the distribution fees. The distribution fees to which the Distributor was entitled, the distribution fees waived, and the shareholder servicing fees are indicated below:

                                                               Distribution Fee      Distribution Fee    Shareholder Servicing
   Fund Name                                                        Entitled              Waived                  Fee
------------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                                    $31,185               $23,098               $15,207
------------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                                      444,834               170,444               183,787
------------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund                              920,952               421,001               394,693
------------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                                            174,151               126,871                84,482
------------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                                       270,131               191,998               130,043
------------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                                         334,843               154,008               143,700
------------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                                         119,807                89,029                58,483




In addition, the Distributor collects sales charges imposed on sales of each Fund's Class A shares and reallows a portion of such charges to dealers through which the sales are made. There is also a contingent deferred sales load ("CDSL") on Class B, C and X shares, which applies if redemption occurs within six years of purchase for the Class B and X shares and within one year of purchase for the Class C shares. Class A share purchases equal to or exceeding $1,000,000 in the aggregate, which did not incur an initial sales charge, are subject to a 1.00% CDSL if redeemed within one year of purchase.

For the period ended October 31, 2000, sales charges and CDSL's paid to the Distributor were approximately:



                                                     Class A Shares      Class B Shares       Class C Shares     Class X Shares
   Fund Name                                           Sales Charges           CDSL                CDSL               CDSL
-------------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                           $27,310             $2,505               --                 --
-------------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                           2,584,138            178,604            $27,209             $3,396
-------------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund                   1,719,427            137,566             29,147             12,515
-------------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                                    46,088              3,215                370                302
-------------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                              168,019              7,937              1,137                550
-------------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                                105,532             17,759                359              3,051
-------------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                                  1,201                494               --                  151



OTHER TRANSACTIONS WITH AFFILIATES ING Fund Services Co. LLC ("ING Fund Services") has entered into a Fund Services Agreement with the Funds pursuant to which ING Fund Services will perform or engage third parties to perform transfer agency, fund accounting, account services and other services. Under the Fund Services Agreement, each Fund may pay ING Fund Services up to $40,000 for fund accounting services plus out of pocket expenses, $17 per account for transfer agent services plus out of pocket expenses and up to 0.25% of each Fund's average daily net assets annually for account servicing activities.

For the period ended October 31, 2000, ING Fund Services waived part of the account servicing fees. The account servicing fees ING Fund Services was entitled and waived are indicated below:


                                          Account Servicing Fee  Account Servicing Fee
   Fund Name                                     Entitled               Waived
--------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                 $15,207               $3,041
--------------------------------------------------------------------------------------
ING Global Communications Fund                   183,787               36,757
--------------------------------------------------------------------------------------
ING Global Information Technology Fund           394,693               78,938
--------------------------------------------------------------------------------------
ING European Equity Fund                          84,482               16,897
--------------------------------------------------------------------------------------
ING International Equity Fund                    130,043               26,008
--------------------------------------------------------------------------------------
ING Global Brand Names Fund                      143,700               28,739
--------------------------------------------------------------------------------------
ING International Bond Fund                       58,483               35,090


32  ING Global / International Mutual Funds Annual Report / October 31, 2000

     As of October 31, 2000, ING America Insurance Holdings, Inc. owned more than 5% of the shares outstanding of each Fund's Class A shares listed below:



                                                                   Percentage of
   Fund Name                                                  Shares Outstanding
--------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                                           93.8%
--------------------------------------------------------------------------------
ING Global Communications Fund                                             32.9
--------------------------------------------------------------------------------
ING Global Information Technology Fund                                     45.2
--------------------------------------------------------------------------------
ING European Equity Fund                                                   85.6
--------------------------------------------------------------------------------
ING International Equity Fund                                              55.8
--------------------------------------------------------------------------------
ING Global Brand Names Fund                                                71.2
--------------------------------------------------------------------------------
ING International Bond Fund                                                97.0


4.   Investments in Securities

     The aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) for the period ended October 31, 2000 and the aggregate gross unrealized appreciation and depreciation of investments for U.S. federal income tax purpose at October 31, 2000 were as follows:


                                                                                                                      Net Unrealized
                                                                                        Unrealized      Unrealized     Appreciation/
   Fund Name                                         Purchases          Sales          Appreciation    Depreciation   (Depreciation)
------------------------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                    $15,274,734       $4,404,958         $159,576       $2,699,421      $(2,539,845)
------------------------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                      186,586,697       58,205,549        5,341,350       32,699,338      (27,357,988)
------------------------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund              177,758,232      115,953,165       36,053,535       24,475,883       11,577,652
------------------------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                             21,145,213       20,282,024        3,315,911        2,109,074        1,206,837
------------------------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                        83,125,153       64,065,790        1,903,153        5,113,310       (3,210,157)
------------------------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                          29,944,810       23,978,460        7,056,458        4,147,306        2,909,152
------------------------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                          30,287,646       31,828,135          160,020        2,266,265       (2,106,245)

5.   IN-KIND TRANSFER OF SECURITIES

     During the period ended October 31, 2000, the ING Global Brand Names Fund redeemed portfolio securities with a market value of $4,915,367 (carrying value $4,259,219) in an in-kind redemption transaction.


6.   FORWARD FOREIGN CURRENCY CONTRACTS

     At October 31, 2000, the ING Emerging Markets Equity Fund, ING European Equity Fund, ING International Equity Fund and ING International Bond Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                          Local                                   Market             Settlement           Unrealized
   ING EMERGING MARKETS EQUITY FUND      Currency              Cost                Value                Date                  Loss

------------------------------------------------------------------------------------------------------------------------------------
To Buy:
EURO                                     181,000             $158,818             $153,447             11/6/00              $(5,371)
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized depreciation on forward foreign currency contracts                                                        $ (5,371)
                                                                                                                           --------



                                                 Local                                 Market         Settlement          Unrealized
ING EUROPEAN EQUITY FUND                        Currency        Cost/Proceeds           Value          Date Gain              (Loss)
------------------------------------------------------------------------------------------------------------------------------------
TO BUY:
British Pound                                    38,284            $55,053            $55,590           11/1/00                $537
British Pound                                    33,743             49,096             48,996           11/2/00                (100)
British Pound                                     4,771              6,918              6,928           11/3/00                  10
EURO                                             90,474             76,089             76,686           11/1/00                 597
                                                                  --------           --------                                -------
                                                                  $187,156           $188,200                                $1,044
------------------------------------------------------------------------------------------------------------------------------------

TO SELL:
EURO                                             90,884            $77,251            $77,033           11/2/00                $218
------------------------------------------------------------------------------------------------------------------------------------

Gross unrealized appreciation on forward foreign currency contracts                                                          $ 1,362
                                                                                                                             -------

Gross unrealized depreciation on forward foreign currency contracts                                                          $ (100)
                                                                                                                             -------


   ING Global / International Mutual Funds Annual Report / October 31, 2000   33

October 31, 2000


NOTES TO FINANCIAL STATEMENTS
(continued)



                                                Local                                Market         Settlement            Unrealized
   ING INTERNATIONAL EQUITY FUND              Currency             Cost               Value            Date                     Loss
------------------------------------------------------------------------------------------------------------------------------------
TO BUY:
EURO                                          3,871,127         $3,315,107          $3,288,449        12/18/00             $(26,658)
Swedish Kroner                                1,195,782            119,340             119,340        11/1/00                  --
                                                                ----------          ----------                             ---------
                                                                $3,434,447          $3,407,789                             $(26,658)
------------------------------------------------------------------------------------------------------------------------------------
TO SELL:
Hong Kong Dollar                             25,851,000         $3,315,107          $3,317,975        12/18/00              $(2,868)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                           $(29,526)
                                                                                                                           ---------

Gross unrealized depreciation on forward foreign currency contracts



                                            Local                                   Market        Settlement             Unrealized
ING INTERNATIONAL BOND FUND                Currency        Cost/Proceeds             Value           Date                Gain (Loss)
------------------------------------------------------------------------------------------------------------------------------------
TO BUY:
British Pound                                55,000             $78,876              $79,931        12/15/00                 $1,055
Canadian Dollar                           1,017,000             685,310              666,322        11/30/00                (18,988)
EURO                                        538,709             447,936              456,610        11/2/00                   8,674
EURO                                      5,733,000           5,008,508            4,861,305        11/10/00               (147,203)
EURO                                      1,935,000           1,651,600            1,640,786        11/10/00                (10,814)
Japanese Yen                            237,500,000           2,203,154            2,181,571        11/17/00                (21,583)
Japanese Yen                            248,738,000           2,361,399            2,284,798        11/17/00                (76,601)
Swedish Kroner                            4,464,000             454,268              446,630        11/30/00                 (7,638)
Swiss Francs                              2,910,000           1,679,169            1,630,267        1/19/01                 (48,902)
                                                            -----------          -----------                              ---------
                                                            $14,570,220          $14,248,220                              $(322,000)
------------------------------------------------------------------------------------------------------------------------------------

TO SELL:
British Pound                                55,000             $78,876              $79,863        11/2/00                   $(987)
British Pound                             1,430,000           2,101,165            2,078,215        12/15/00                 22,950
EURO                                      1,188,000           1,013,762            1,007,366        11/10/00                  6,396
EURO                                      3,672,000           3,354,923            3,113,678        11/10/00                241,245
Swedish Kroner                            8,120,000             868,821              812,418        11/30/00                 56,403
Swiss Francs                              2,910,000           1,690,976            1,630,267        1/19/01                  60,709
                                                            -----------          -----------                              ---------
                                                             $9,108,523           $8,721,807                               $386,716
------------------------------------------------------------------------------------------------------------------------------------
Gross unrealized appreciation on forward foreign currency contracts                                                       $ 397,432
                                                                                                                          ---------

Gross unrealized depreciation on forward foreign currency contracts                                                       $(332,716)
                                                                                                                          ---------


7.   CONCENTRATION OF RISKS

     FOREIGN SECURITIES The Funds may invest in foreign securities. Investments in foreign securities may entail risks not present in domestic investments. Since investments of securities are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Funds. Foreign investments may also subject the Funds to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as from movements in currency, security value and interest rate, all of which could affect the market and/or credit risk of the investments.

     EMERGING MARKETS The ING Emerging Markets Equity Fund invests in securities of companies that are located in emerging market countries. Because of less developed markets and economies and, in some countries, less matured governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

     NON-DIVERSIFIED The ING International Bond Fund and ING Global Brand Names Fund are classified as non-diversified investment companies under the Investment Company Act, which means that each Fund is not limited in the proportion of its assets in a single issuer. The investment of a large percentage of a Fund's assets in the securities of a small number of issuers may cause that Fund's share price to fluctuate more than that of a diversified investment company.

     INDUSTRY CONCENTRATION The ING Global Information Technology Fund and ING Global Communications Fund concentrate their assets in securities related to a particular industry. As a result, the Fund may be subject to greater market fluctuation than a fund which has securities representing a broader range of investment alternatives.






34   ING Global / International Mutual Funds Annual Report / October 31, 2000

8.   REPURCHASE AGREEMENTS

     The Funds may enter into repurchase agreements with U.S. banks or broker/dealers. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from the buyer at a mutually agreed upon time and price. The Funds will always receive and maintain securities as collateral whose market value, including accrued interest, will equal or exceed the repurchase price. If the seller should default on its obligation to repurchase the securities, the Fund may experience a loss of income from the loaned securities and a decrease in the value of any collateral, problems in exercising its rights to the underlying securities and costs and time delays in connection with the disposition of securities.


9.   FEDERAL INCOME TAX

     Income dividends and capital gain distributions are determined in accordance with Federal income tax regulations which may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax basis treatment; temporary differences do not require such reclassifications. These amounts are as follows:


                                                         Undistributed Net        Undistributed Net            Paid-in
   Fund Name                                             Investment Income     Realized Gains and Losses       Capital
-----------------------------------------------------------------------------------------------------------------------
ING Emerging Markets Equity Fund                                $5,982                 $52,025                $(58,007)
-----------------------------------------------------------------------------------------------------------------------
ING Global Communications Fund                                 953,958                 150,765              (1,104,723)
-----------------------------------------------------------------------------------------------------------------------
ING Global Information Technology Fund                       2,387,612              (2,387,612)                   --
-----------------------------------------------------------------------------------------------------------------------
ING European Equity Fund                                        39,010                 (39,010)                   --
-----------------------------------------------------------------------------------------------------------------------
ING International Equity Fund                                  146,076                 322,080                (468,156)
-----------------------------------------------------------------------------------------------------------------------
ING Global Brand Names Fund                                    402,456                  64,377                (466,833)
-----------------------------------------------------------------------------------------------------------------------
ING International Bond Fund                                   (243,810)              2,046,818              (1,803,008)


At October 31, 2000, ING Emerging Markets Equity Fund, ING Global Communications Fund and ING International Bond Fund had, for Federal income tax purposes, capital loss carryforwards available to offset future realized gains. The amount and date of expiration of these carryforwards are as follows:

   Fund Name                       Capital Loss Carryforwards      Expiration
--------------------------------------------------------------------------------
ING Emerging Markets Equity Fund           $950,740             October 31, 2008
--------------------------------------------------------------------------------
ING Global Communications Fund            5,873,328             October 31, 2008
--------------------------------------------------------------------------------
ING International Bond Fund                 247,357             October 31, 2007
--------------------------------------------------------------------------------
ING International Bond Fund                 563,354             October 31, 2008

10.  SHARES OF BENEFICIAL INTEREST

     At October 31, 2000, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.001 per share. The Funds have the ability to issue multiple classes of shares. Each share of a class represents an identical legal interest in a Fund and has the same rights, except that each class bears certain expenses specifically related to the distribution of its shares.


   ING Global / International Mutual Funds Annual Report / October 31, 2000   35

October 31, 2000



NOTES TO FINANCIAL STATEMENTS
(continued)



Transactions in shares of each class were as follows:



ING EMERGING MARKETS EQUITY FUND(1)

                                                 Period Ended 10/31/00
                                            Shares                     Amount
--------------------------------------------------------------------------------
Shares Sold
   Class A                                1,078,529                 $10,684,433
   Class B                                   36,130                     358,854
   Class C                                   26,945                     260,320
   Class X                                   16,973                     141,870
--------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A                                     --                          --
   Class B                                     --                          --
   Class C                                     --                          --
   Class X                                     --                          --
--------------------------------------------------------------------------------
Shares Redeemed
   Class A                                  (12,048)                   $(94,798)
   Class B                                   (5,721)                    (49,248)
   Class C                                  (13,309)                   (113,645)
   Class X                                     (709)                     (5,221)
--------------------------------------------------------------------------------
Net Increase
   Class A                                1,066,481                 $10,589,635
   Class B                                   30,409                     309,606
   Class C                                   13,636                     146,675
   Class X                                   16,264                     136,649
--------------------------------------------------------------------------------

(1)  Commenced operations on March 1, 2000.


ING GLOBAL INFORMATION TECHNOLOGY FUND(1)

                          Year Ended 10/31/00            Period Ended 10/31/99
                         Shares         Amount          Shares          Amount
--------------------------------------------------------------------------------
Shares Sold
   Class A            3,430,072     $95,688,028       3,191,651     $34,340,200
   Class B            1,321,762      36,086,827         349,185       4,934,897
   Class C              769,591      20,725,083         123,393       1,826,104
   Class X              210,415       5,561,003         153,449       2,009,012
--------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A              115,782      $2,671,739            --              --
   Class B               15,652         369,198            --              --
   Class C                7,474         166,554            --              --
   Class X                5,015         118,224            --              --
--------------------------------------------------------------------------------
Shares Redeemed
   Class A           (2,613,877)   $(77,708,627)        (38,396)      $(542,965)
   Class B             (242,629)     (6,737,097)         (4,369)        (61,977)
   Class C             (196,294)     (5,276,898)         (2,008)        (27,703)
   Class X              (50,855)     (1,436,415)         (6,206)        (79,046)
--------------------------------------------------------------------------------
Net Increase
   Class A              931,977     $20,651,140       3,153,255     $33,797,235
   Class B            1,094,785      29,718,928         344,816       4,872,920
   Class C              580,771      15,614,739         121,385       1,798,401
   Class X              164,575       4,242,812         147,243       1,929,966
--------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 11, 1999.


ING GLOBAL COMMUNICATIONS FUND(1)

                                                    Period Ended 10/31/00
                                                 Shares                Amount
--------------------------------------------------------------------------------
Shares Sold
   Class A                                      9,006,166           $86,861,183
   Class B                                      4,936,462            47,927,080
   Class C                                      1,370,070            13,221,011
   Class X                                        252,896             2,305,393
--------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A                                           --                    --
   Class B                                           --                    --
   Class C                                           --                    --
   Class X                                           --                    --
--------------------------------------------------------------------------------
Shares Redeemed
   Class A                                     (1,413,239)         $(11,731,420)
   Class B                                       (667,032)           (5,583,505)
   Class C                                       (326,514)           (2,714,001)
   Class X                                        (15,870)             (130,909)
--------------------------------------------------------------------------------
Net Increase
   Class A                                      7,592,927           $75,129,763
   Class B                                      4,269,430            42,343,575
   Class C                                      1,043,556            10,507,010
   Class X                                        237,026             2,174,484
--------------------------------------------------------------------------------

(1)  Commenced operations on March 1, 2000.



ING EUROPEAN EQUITY FUND(1)

                        Year Ended 10/31/00            Period Ended 10/31/99
                       Shares        Amount           Shares           Amount
--------------------------------------------------------------------------------
Shares Sold
   Class A          1,758,487     $20,170,939       3,358,479       $34,004,254
   Class B             50,379         529,521          78,820           826,835
   Class C             15,141         177,212           5,439            56,964
   Class X             16,513         194,506          65,838           681,711
--------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A             76,223        $878,229            --                --
   Class B              1,839          21,091            --                --
   Class C                214           2,455            --                --
   Class X              1,740          19,952            --                --
--------------------------------------------------------------------------------
Shares Redeemed
   Class A         (1,537,388)   $(17,910,649)       (734,074)      $(7,742,471)
   Class B            (27,021)       (260,463)         (1,051)          (11,090)
   Class C             (3,557)        (40,853)           --                --
   Class X             (5,259)        (60,448)           (924)           (9,842)
--------------------------------------------------------------------------------
Net Increase
   Class A            297,322      $3,138,519       2,624,405       $26,261,783
   Class B             25,197         290,149          77,769           815,745
   Class C             11,798         138,814           5,439            56,964
   Class X             12,994         154,010          64,914           671,869
--------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class X shares commenced offering on January 15, 1999.

36   ING Global / International Mutual Funds Annual Report / October 31, 2000

ING International Equity Fund(1)

                          Year Ended 10/31/00             Period Ended 10/31/99
                        Shares          Amount        Shares          Amount
--------------------------------------------------------------------------------
Shares Sold
   Class A            6,167,103     $76,283,120     2,924,161       $29,823,874
   Class B              169,363       2,122,634        61,956           687,875
   Class C              187,979       2,393,910        35,273           402,152
   Class I                5,234          67,429         7,500            85,270
   Class X               41,205         516,857        29,719           325,080
--------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A              120,116      $1,523,312          --                --
   Class B                3,954          49,741          --                --
   Class C                2,964          37,173          --                --
   Class I                  433           5,464          --                --
   Class X                1,709          21,517          --                --
--------------------------------------------------------------------------------
Shares Redeemed
   Class A           (4,523,248)   $(55,773,433)     (208,844)      $(2,405,072)
   Class B              (28,100)       (352,453)       (4,319)          (48,745)
   Class C              (28,423)       (333,469)         --                --
   Class I               (2,695)        (34,804)         --                --
   Class X              (10,288)       (133,261)         (185)           (2,127)
--------------------------------------------------------------------------------
Net Increase
   Class A            1,763,971     $22,032,999     2,715,317       $27,418,802
   Class B              145,217       1,819,922        57,637           639,130
   Class C              162,520       2,097,614        35,273           402,152
   Class I                2,972          38,089         7,500            85,270
   Class X               32,626         405,113        29,534           322,953
--------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class I shares commenced offering on September 27, 1999. Class X shares commenced offering on February 16, 1999.

ING INTERNATIONAL BOND FUND(1)

                                 Year Ended 10/31/00              Period Ended 10/31/99
                                Shares         Amount          Shares                Amount
-----------------------------------------------------------------------------------------------
Shares Sold
   Class A                      23,933        $200,163       2,674,034             $26,645,837
   Class B                      17,060         145,314          58,708                 545,209
   Class C                       5,322          44,784           1,687                  15,073
   Class I                         112             974             648                   5,813
   Class X                       4,645          38,942          85,168                 794,628
-----------------------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A                      65,875        $542,738          60,379                $550,002
   Class B                       1,035           8,518             546                   4,861
   Class C                          73             599              11                      94
   Class I                           2              19               7                      50
   Class X                       1,462          12,061           1,023                   9,128
-----------------------------------------------------------------------------------------------
Shares Redeemed
   Class A                     (79,937)      $(663,551)        (42,143)              $(379,828)
   Class B                     (24,447)       (203,689)           (207)                 (1,867)
   Class C                      (2,074)        (17,195)           (315)                 (2,758)
   Class I                        (723)         (6,132)            (46)                   (402)
   Class X                     (20,592)       (171,514)         (2,283)                (20,606)
-----------------------------------------------------------------------------------------------
Net Increase (Decrease)
   Class A                       9,871         $79,350       2,692,270             $26,816,011
   Class B                      (6,352)        (49,857)         59,047                 548,203
   Class C                       3,321          28,188           1,383                  12,409
   Class I                        (609)         (5,139)            609                   5,461
   Class X                     (14,485)       (120,511)         83,908                 783,150
-----------------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class I shares commenced offering on July 29, 1999. Class X shares commenced offering on January 11, 1999.


ING Global Brand Names Fund(1)

                               Year Ended 10/31/00             Period Ended 10/31/99
                              Shares         Amount            Shares         Amount
---------------------------------------------------------------------------------------
Shares Sold
   Class A                   2,023,266     $25,387,679       3,258,101     $33,423,997
   Class B                     254,648       3,173,074         250,238       2,772,072
   Class C                     564,866       7,087,036         667,391       7,249,758
   Class I                       1,935          22,904          40,252         456,052
   Class X                      79,102         980,709         204,477       2,238,091
---------------------------------------------------------------------------------------
Shares Issued on
  Reinvestment
   Class A                      39,131        $471,252            --              --
   Class B                       3,095          37,572            --              --
   Class C                       8,528         102,170            --              --
   Class I                         189           2,281            --              --
   Class X                       2,641          31,490            --              --
---------------------------------------------------------------------------------------
Shares Redeemed
   Class A                  (2,112,447)   $(26,599,407)       (200,377)    $(2,263,633)
   Class B                     (71,738)       (880,327)         (3,525)        (39,010)
   Class C                     (63,861)       (783,138)        (11,910)       (131,596)
   Class I                     (41,962)       (527,881)           (414)         (4,595)
   Class X                     (39,609)       (495,371)         (3,326)        (37,345)
---------------------------------------------------------------------------------------
Net Increase (Decrease)
   Class A                     (50,050)      $(740,476)      3,057,724     $31,160,364
   Class B                     186,005       2,330,319         246,713       2,733,062
   Class C                     509,533       6,406,068         655,481       7,118,162
   Class I                     (39,838)       (502,696)         39,838         451,457
   Class X                      42,134         516,828         201,151       2,200,746
---------------------------------------------------------------------------------------

(1) Class A, B and C shares commenced operations on December 15, 1998. Class I shares commenced offering on July 29, 1999. Class X shares commenced offering on January 14, 1999.



11.  SUBSEQUENT EVENTS

     ON NOVEMBER 16, 2000, the Board of Trustees of the ING Funds Trust approved the proposed reorganizations of ING Emerging Markets Equity Fund into Pilgrim Emerging Countries Fund, ING Global Brand Names Fund into Pilgrim Worldwide Growth Fund, ING International Equity Fund into Pilgrim International Fund, Pilgrim Global Technology Fund into ING Global Information Technology Fund and ING International Bond Fund into Pilgrim Strategic Income Fund. The proposed reorganizations are subject to shareholder approval. If shareholder approval is obtained, it is expected that the reorganizations will take place in the first quarter of 2001.

     EFFECTIVE NOVEMBER 1, 2000, the Funds ceased offering Class X shares to new and existing investors. Any attempted purchases of Class X shares will be rejected and the proceeds returned to the investor. It is anticipated that existing Class X shares will be converted to Class B shares on or about the close of business on November 17, 2000.

     EFFECTIVE NOVEMBER 1, 2000, ING Pilgrim Securities, Inc. ("ING Pilgrim Securities") became the named distributor of the Funds, and the distribution agreement between the Funds and ING Funds Distributor, Inc. terminated. ING Pilgrim Securities is located at 7337 East Doubletree Ranch Road, Scottsdale, Arizona 85258.

     EFFECTIVE NOVEMBER 1, 2000, Brown Brothers Harriman & Co. became the custodian to the Funds.


   ING Global / International Mutual Funds Annual Report / October 31, 2000   37

INDEPENDENT AUDITORS' REPORT



TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF ING FUNDS TRUST:

     We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of ING Emerging Markets Equity Fund, ING Global Communications Fund, ING Global Information Technology Fund, ING European Equity Fund, ING International Equity Fund, ING Global Brand Names Fund and
ING International Bond Fund (seven of the portfolios constituting ING Funds Trust) (collectively, the "Funds") as of October 31, 2000, and the related statements of operations for the period then ended and the statements of changes in net assets and financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by confirmation of securities held by the custodian as of October 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds at October 31, 2000, the results of their operations for the period then ended, and the changes in their net assets and their financial highlights for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


                                                 [ERNST & YOUNG LLP SIG GRAPHIC]


New York, New York
December 5, 2000


38   ING Global / International Mutual Funds Annual Report / October 31, 2000

ING MUTUAL FUNDS


BOARD OF TRUSTEES
   Blaine E. Rieke, Chairman of the Board
   Joseph N. Hankin
   Jack D. Rehm
   Richard A. Wedemeyer


OFFICERS
   Robert W. Stallings, Chief Executive Officer and President
   James M. Hennessy, Senior Executive Vice President, Chief Operating Officer and Secretary
   Stanley D. Vyner, Executive Vice President
   Mary Lisanti, Executive Vice President
   Michael J. Roland, Senior Vice President
   Robert S. Naka, Senior Vice President and Assistant Secretary
   Robyn L. Ichilov, Vice President


OFFICE OF THE FUNDS
   7337 East Doubletree Ranch Road
   Scottsdale, AZ  85258


MANAGER
   ING Mutual Funds Management Co. LLC
   1475 Dunwoody Drive
   West Chester, PA 19380-1478


DISTRIBUTOR
   ING Pilgrim Securities, Inc.
   7337 East Doubletree Ranch Road
   Scottsdale, AZ  85258


CUSTODIAN
   Brown Brothers Harriman & Co.
   40 Water Street
   Boston, MA  02109


TRANSFER AGENT
   DST Systems, Inc.
   P.O. Box 219368
   Kansas City, MO  64121-9368


INDEPENDENT AUDITORS
   Ernst & Young LLP
   787 Seventh Avenue
   New York, NY 10019


LEGAL COUNSEL
   Paul, Weiss, Rifkind, Wharton & Garrison
   1285 Avenue of the Americas
   New York, NY 10019-6064


SUB-ADVISERS
   Baring Asset Management, Inc.
   125 High Street
   Boston, MA 02110

   Baring International Investment Limited
   155 Bishopsgate
   London, England EC2M 3XY

   Baring Asset Management (Asia) Limited
   19/F Edinburgh Tower, The Landmark,
   15 Queens Road, Central, Hong Kong

   ING Investment Management Advisors B.V.
   Schenkkade 65, 2595 AS
   The Hague, The Netherlands


   ING Global / International Mutual Funds Annual Report / October 31, 2000   39

ING MUTUAL FUNDS
A LIST OF FUND OBJECTIVES AND PRIMARY PORTFOLIOS

ING OFFERS A DIVERSE FUND FAMILY TO HELP MEET YOUR NEEDS AND LONG-TERM FINANCIAL GOALS. THESE INCLUDE U.S. STOCK, U.S. BOND AND A VARIETY OF GLOBAL AND INTERNATIONAL FUNDS. TO LEARN WHICH ING MUTUAL FUNDS BEST MEET YOUR INVESTMENT OBJECTIVES, CONTACT YOUR FINANCIAL ADVISOR FOR ADDITIONAL INFORMATION, INCLUDING A PROSPECTUS. YOU CAN ALSO CALL US TOLL FREE AT 1-800-334-3444 OR VISIT OUR WEB SITE AT www.ingfunds.com

STOCK FUNDS

                                              FUND OBJECTIVE                          PRIMARY PORTFOLIO

    ING Internet Fund                         Capital appreciation                    A non-diversified portfolio of Internet
                                                                                      technology companies
    ING Small Cap Growth Fund                 Growth of capital                       Primarily small cap companies
    ING Focus Fund                            Growth of capital                       A non-diversified portfolio of stocks
    ING Mid Cap Growth Fund                   Growth of capital                       Primarily mid cap companies
    ING Large Cap Growth Fund                 Growth of capital                       Primarily large cap companies
    ING Tax Efficient Equity Fund             High total return                       A diversified portfolio of stocks
    ING Growth & Income Fund                  High total return                       Primarily income-producing stocks

GLOBAL/INTERNATIONAL FUNDS

    STOCK FUNDS
    ING Emerging Markets Equity Fund         Growth of capital                        A diversified portfolio of emerging
                                                                                      market stocks
    ING Global Communications Fund           Growth of capital                        A diversified portfolio of communications
                                                                                      products & svcs
    ING Global Information Technology Fund   Growth of capital                        Primarily global information technology
                                                                                      stocks
    ING European Equity Fund                 Growth of capital                        Primarily European companies
    ING International Equity Fund            Growth of capital                        Primarily companies outside of the U.S.
    ING Global Brand Names Fund              Growth of capital                        A non-diversified portfolio of multi-
                                                                                      national companies with well-known brands
    BOND FUNDS
    ING International Bond Fund              High total return                        A non-diversified portfolio of bonds from
                                                                                      issuers generally outside of the U.S.

BOND FUNDS
    ING High Yield Bond Fund                 High current income and total return     Below-investment grade corporate bonds
    ING Intermediate Bond Fund               High current income                      U.S. government and high-quality
                                                                                      corporate bonds
    ING National Tax-Exempt Bond Fund        High current tax-exempt income           Diversified portfolio of municipal bonds

MONEY MARKET FUNDS
    ING Money Market Fund                    High level of current income             1st tier commercial paper

SHARES OF ING FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT GUARANTEED BY ANY BANK, ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ING MUTUAL FUNDS
INFORMATION AND SERVICES

CUSTOMER SERVICE
REPRESENTATIVES
1-800-334-3444
MON - FRI 8:00AM - 6:00PM


AUTOMATED FUND AND
ACCOUNT INFORMATION
1-800-334-3444
24 HOURS, 7 DAYS A WEEK


WEB SITE
www.ingfunds.com


TRANSFER AGENT
DST SYSTEMS, INC.
P.O. BOX 219368
KANSAS CITY, MO 64121-9368


THIS REPORT IS AUTHORIZED FOR USE ONLY WHEN PRECEDED OR ACCOMPANIED BY THE CURRENT ING FUNDS PROSPECTUS, WHICH DESCRIBES IN GREATER DETAIL THE INVESTMENT POLICIES, MANAGEMENT FEES AND OTHER MATTERS OF INTEREST TO INVESTORS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST OR SEND MONEY. THIS REPORT DOES NOT OFFER FOR SALE OR SOLICIT ORDERS TO BUY ANY SECURITY. IF USED AS SALES MATERIAL AFTER DECEMBER 31, 2000, THIS REPORT MUST BE ACCOMPANIED BY PERFORMANCE FOR THE MOST RECENTLY COMPLETED CALENDAR QUARTER.


RS.0002.12/00

[ING FUNDS GRAPHIC]

                                                              BULK RATE
                                                             U.S. POSTAGE
                                                                 PAID
                                                      Mailed from Zip Code 07303
                                                           Permit No. 412


AMERICAS ING FUNDS